UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the
Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dine Brands Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

Notice of 2023 Annual Meeting and Proxy Statement

2023 PROXY STATEMENT

10 West Walnut

Pasadena, California 91103

(866) 995-DINE

March [●], 2023

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders of Dine Brands Global, Inc., which will be held on Thursday, May 11, 2023, at 8:00 a.m., Local Time, at our offices located at 8700 State Line Rd., Leawood, Kansas 66206. At this year’s Annual Meeting, you will be asked to: (i) elect the ten directors identified in this proxy statement; (ii) ratify the appointment of Ernst & Young LLP as our independent auditor for 2023; (iii) approve, on an advisory basis, the compensation of our named executive officers; (iv) approve, on an advisory basis, the frequency of future advisory votes on executive compensation; (v) approve and adopt an amendment to the Dine Brands Global, Inc. Restated Certificate of Incorporation (the “Charter”) to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions; (vi) approve and adopt an amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law; and (vii) consider a stockholder proposal requesting that we produce a report relating to our cage-free egg commitment.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement.

We urge you to review carefully the proxy materials and to vote: (i) FOR the election of each of the directors identified in this proxy statement; (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor; (iii) FOR the approval, on an advisory basis, of the compensation of our named executive officers; (iv) every ONE YEAR as the frequency of future advisory votes to approve the compensation of our executive officers; (v) FOR the amendment to Charter to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions; (vi) FOR the amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law; and (vi) AGAINST the stockholder proposal requesting that we produce a report relating to our cage-free egg commitment.

Thank you for your continued support of and interest in Dine Brands Global, Inc. We look forward to seeing you on May 11th.

Sincerely yours,

Richard J. Dahl	John W. Peyton
Chairman of the Board of Directors	Chief Executive Officer

2023 PROXY STATEMENT

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023

March [●], 2023

To the Stockholders of Dine Brands Global, Inc.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), will be held at 8700 State Line Rd., Leawood, Kansas 66206, on Thursday, May 11, 2023, at 8:00 a.m., Local Time, for the following purposes as more fully described in the accompanying proxy statement:

(1)	To elect the ten directors identified in the proxy statement;

(2)	To ratify the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023;

(3)	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers;

(4)	To approve, on an advisory basis, whether the advisory vote to approve the compensation of the Corporation’s named executive officers should be held every one, two or three years;

(5)

To approve and adopt an amendment to the Corporation’s Restated Certificate of Incorporation to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions;

(6)	To approve and adopt an amendment to the Corporation’s Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law; and

(7)	To vote on a stockholder proposal to produce a report relating to our cage-free egg commitment.

Only stockholders of record at the close of business on March 17, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

Christine K. Son,

Senior Vice President, Legal, General Counsel and Secretary

2023 PROXY STATEMENT

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Stockholders

of Dine Brands Global, Inc.

to be Held on May 11, 2023

The notice of the Annual Meeting, proxy statement, 2022 annual report to stockholders and the means to vote by Internet are available at www.envisionreports.com/DIN.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating, and returning the proxy card. If you did not receive a paper copy of the proxy statement with the proxy card and would like to vote by proxy card, please refer to the instructions on requesting a paper copy of these materials in this proxy statement. All stockholders are cordially invited to attend the Annual Meeting. If you attend the Annual Meeting, you may vote during the meeting if you wish, even if you have previously voted by another method.

2023 PROXY STATEMENT

Page

CEO Pay Ratio	48

Pay vs. Performance Comparison	50

Equity Compensation Plan Information	54

Compensation Committee Interlocks and Insider Participation	55

Information about our Executive Officers	56

Audit-Related Matters	57

Report of the Audit and Finance Committee	57

Independent Auditor Fees	58

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor	59

Matters to Be Voted Upon at the Annual Meeting	60

PROPOSAL ONE: ELECTION OF DIRECTORS	60

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2023 FISCAL YEAR	64

PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS	64

PROPOSAL FOUR: APPROVAL, ON AN ADVISORY BASIS, OF WHETHER THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS SHOULD OCCUR EVERY ONE, TWO OR THREE YEARS	65

PROPOSAL FIVE: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS TO AMEND THE BYLAWS	65

PROPOSAL SIX: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW	67

PROPOSAL SEVEN: A STOCKHOLDER PROPOSAL TO PRODUCE A REPORT RELATING TO THE CORPORATION’S CAGE-FREE EGG COMMITMENT	68

Proposals of Stockholders	70

Householding of Proxy Materials	71

Other Business	72

Appendix A	A-1

Reconciliation of Non-GAAP Financial Measures	A-1

Appendix B	B-1

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2023 PROXY STATEMENT
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

450 North Brand Boulevard

Glendale, California 91203

(866) 995-DINE

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Dine Brands Global, Inc. (the “Corporation”) has made these materials available to you on the Internet and by mail in connection with the Corporation’s solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, May 11, 2023, at 8:00 a.m., Local Time, and at any adjournment or postponement thereof. These materials were first sent or made available to stockholders on March [●], 2023. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Annual Meeting will be held at 8700 State Line Rd., Leawood, Kansas 66206.

Q: What is included in these materials?

A: These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Corporation’s 2022 annual report to stockholders, which contains the annual report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (“SEC”) on March 1, 2023.

Q: What items will be voted on at the Annual Meeting?

A: The Board of Directors is requesting that stockholders vote on the following seven proposals at the Annual Meeting:

Proposal One: The election of the ten directors identified in this proxy statement.

Proposal Two: The ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023.

Proposal Three: The approval, on an advisory basis, of the compensation of the Corporation’s named executive officers.

Proposal Four: The approval, on an advisory basis, of whether the advisory vote to approve the compensation of the Corporation’s named executive officers should be held every one, two or three years.

Proposal Five: The approval and adoption of an amendment to the Dine Brands Global, Inc. Restated Certificate of Incorporation (the “Charter”) to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions.

Proposal Six: The approval and adoption of an amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law.

Proposal Seven: A stockholder proposal requesting that the Corporation produce a report relating to our cage-free egg commitment.

Q: What are the voting recommendations of the Board of Directors?

A: The Board of Directors recommends that you vote your shares:

•	“FOR” the ten individuals nominated to serve as directors;

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers;

•	Every “ONE YEAR” as the frequency of the advisory vote to approve the compensation of our named executive officers;

•	“FOR” the amendment to the Dine Brands Global, Inc. Certificate of Incorporation to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions;

•	“FOR” the amendment to the Dine Brands Global, Inc. Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law; and

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report relating to our cage-free egg commitment.

Q: Who is entitled to vote?

A: Only stockholders of record at the close of business on March 17, 2023 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 15,718,577 shares of common stock, par value $.01 per share (the “Common Stock”) outstanding. The holders of Common Stock are entitled to one vote per share. Stockholders of record of the Common Stock may vote their shares either at the Annual Meeting or by proxy.

Q: What constitutes a “quorum”?

A: A quorum is necessary to hold a valid meeting of stockholders. A quorum exists if the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the meeting or represented by proxy.

Q: How do I cast my vote?

A: There are four ways to vote:

•	By Internet. To vote by Internet, go to www.envisionreports.com/DIN. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 10, 2023. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in “street name,” please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for Internet voting instructions.

•	By Telephone. To vote by telephone, registered stockholders should dial 800-652-VOTE (8683) and follow the instructions. Telephone voting is available 24 hours a day, although your vote by phone must be received by 11:59 p.m. Eastern Time, May 10, 2023. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card unless you intend to revoke your earlier vote. If you hold your shares in street name, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank, or other holder of record for telephone voting instructions.

•	By Mail. By signing the proxy card and returning it in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. Stockholders are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are ultimately unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

•

At the Annual Meeting. If you attend the Annual Meeting and plan to vote in person, you will be provided with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Whether you are a stockholder of record or a

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

beneficial owner, you must bring valid, government-issued photo identification to gain admission to the Annual Meeting. For directions to the Annual Meeting, please visit the Investors section of the Corporation’s website at http://www.dinebrands.com.

Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting by the persons named on the proxy card in accordance with your instructions. To ensure that your proxy is voted, it should be received by 11:59 p.m., Eastern Time on May 10, 2023.

Q: What happens if I do not give specific voting instructions?

A: If you do not give specific voting instructions, the following will apply:

Stockholders of Record. If you are a stockholder of record and properly sign and return a proxy card, but do not give specific voting instructions for each proposal, then the proxy holders will vote your shares as follows:

•	“FOR” the ten individuals nominated to serve as directors;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023;

•	“FOR” the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers;

•	Every “ONE YEAR” as the frequency of future advisory votes to approve the compensation of our named executive officers;

•	“FOR” the amendment to the Charter to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions;

•	“FOR” the amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law; and

•	“AGAINST” the stockholder proposal requesting that the Corporation produce a report relating to our cage-free egg commitment.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the organization that holds your shares may generally vote on routine matters in its discretion (such as Proposal Two—ratification of Ernst &

Young LLP as the Corporation’s independent auditor for the fiscal year ended December 31, 2023) but cannot vote on non-routine matters (such as Proposal One and Proposals Three through Seven). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the tabulator of votes that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote” and will have no impact on the voting results of such proposal. Accordingly, stockholders are urged to give their broker or bank instructions on voting their shares on all matters.

Q: How will my stock be voted on other business brought up at the Annual Meeting?

A: By signing and submitting your proxy card or voting your shares on the Internet or by telephone, you authorize the persons named on the proxy card to use their discretion in voting on any other matter brought before the Annual Meeting. As of the date of this proxy statement, the Corporation does not know of any other business to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you can change your vote at any time before it is voted at the Annual Meeting by entering a new vote using the Internet or telephone, by submitting a later-dated proxy card or by voting by ballot at the Annual Meeting. You may also revoke your proxy at any time before it is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Corporation or you can revoke your proxy by voting during the Annual Meeting. If you hold shares in street name, you may submit new voting instructions by contacting your broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you register to attend the Annual Meeting and obtain a legal proxy from your broker or other nominee authorizing you to vote the shares.

Q: What vote is necessary to pass the items of business at the Annual Meeting?

A: Assuming a quorum is present at the Annual Meeting, the ten director nominees identified in this proxy statement will be elected if they receive a majority of the votes cast. This means that the individuals nominated for election to the Board of Directors (Proposal One) will be elected if the votes cast “FOR” such nominee’s election exceed the number of votes cast “AGAINST” such nominee’s election. Abstentions and broker non-votes have

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PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

no effect on the proposal for the election of directors. Any nominee for director who receives a greater number of votes cast “AGAINST” his or her election than votes cast “FOR” such election is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board of Directors within 15 days of the certification of the stockholder vote at the Annual Meeting. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the tendered resignation, and the Board of Directors will act on such recommendation within 90 days of the certification of the stockholder vote at the Annual Meeting.

The affirmative vote of a majority of the voting power of the stock present or represented by proxy and entitled to vote on the proposal is required to approve Proposal Two; the ratification of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023; Proposal Three, the approval, on an advisory basis, of the compensation of the Corporation’s named executive officers; and Proposal Seven, the stockholder proposal requesting that the Corporation produce a report relating to our cage-free egg commitment. If you abstain from voting on these matters, the abstention will have the same effect as a vote against that proposal. Broker non-votes, if any, will have no effect on the outcome of the proposals.

The affirmative vote of the holders of 80% of the outstanding shares of our common stock is required for the approval and adoption of Proposal Five, the amendment to the Charter to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions and Proposal Six, the amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law; therefore, abstentions and broker non-votes will have the effect of a vote against such proposals.

Regarding Proposal Four, the approval, on an advisory basis, of whether the advisory vote to approve the compensation of the Corporation’s named executive officers should be held every one, two or three years, the frequency receiving the greatest number of votes will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will therefore have no effect on the outcome of such vote.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: Pursuant to rules adopted by the SEC, the Corporation has elected to provide access to its proxy materials via the Internet. Accordingly, the Corporation mailed a Notice of

Internet Availability of Proxy Materials (the “Notice”) to its stockholders on March [●], 2023. The Notice contains instructions on how to access the Corporation’s proxy materials, including this proxy statement and the Corporation’s 2022 annual report to stockholders. The Notice also contains instructions on how to vote. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail or electronically by email. The Corporation encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials on an ongoing basis, please follow the instructions included in the Notice. If you have previously elected to receive the Corporation’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q: What are the costs of this proxy solicitation and who will bear them?

A: The Corporation will bear the expense of printing, mailing, and distributing these proxy materials and soliciting votes. In addition to using the mail, the Corporation’s directors, officers, employees, and agents may solicit proxies by personal interview, telephone, or otherwise, although they will not be paid any additional compensation. The Corporation will request brokers and nominees who hold shares of the Corporation’s Common Stock in their names to furnish proxy materials to beneficial owners of the shares. The Corporation will reimburse such brokers and nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to such beneficial owners.

In addition, the Corporation has retained Morrow Sodali LLC to assist in the distribution and solicitation of proxies. The Corporation has agreed to pay Morrow Sodali LLC a fee of approximately $12,000 plus other solicitation-related expenses.

Q: Who will count the votes?

A: A representative of Computershare, transfer agent for the Corporation, will count the votes and will serve as the independent inspector of elections for the Annual Meeting.

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2023 PROXY STATEMENT
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Additional Information

The Corporate Governance section of the Dine Brands Global, Inc. website provides up-to-date information about the Corporation’s corporate governance policies and practices. In addition, the Investors section of the website includes links to the Corporation’s filings with the SEC, news releases, and investor presentations by management. Please note that information contained on the Corporation’s website does not constitute part of this proxy statement. You may also obtain a copy of our periodic filings from the SEC’s EDGAR database at www.sec.gov.

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2023 PROXY STATEMENT
IMPORTANT NOTE

IMPORTANT NOTE

You should rely only on the information contained in this proxy statement to vote on the proposals at the Annual Meeting. The Corporation has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March [●], 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, unless indicated otherwise herein, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

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2023 PROXY STATEMENT
CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Current Board of Directors

The Corporation’s Restated Certificate of Incorporation provides that all directors will stand for election annually. There are currently 10 members of the Board of Directors:

Howard M. Berk
Susan M. Collyns
Richard J. Dahl
Michael C. Hyter
Larry A. Kay
Caroline W. Nahas
Douglas M. Pasquale
John W. Peyton
Martha C. Poulter
Lilian C. Tomovich

Larry A. Kay, currently a director, is not standing for re-election and will be retiring from the Board of Directors as of the Annual Meeting. In addition to the current members of the Board of Directors (other than Mr. Kay), the Board of Directors has nominated Arthur F. Starrs to stand for election at the Annual Meeting.

The business and affairs of the Corporation are managed under the direction of the Board of Directors. It is management’s responsibility to formalize, propose and implement strategic choices and it is the Board of Directors’ role to approve strategic direction and evaluate strategic results, including both the performance of the Corporation and the performance of the Chief Executive Officer.

Board Leadership Structure

The Corporation’s Amended and Restated Bylaws (the “Bylaws”) require the Chairman of the Board of Directors to be elected from the independent members of the Board of Directors as determined by the NYSE listing standards. Mr. Dahl has served as the independent Chairman of the Board of Directors since September 2017.

The Board of Directors believes the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer allows the Chief Executive Officer to focus on managing the daily operations of the business and enhances the Board of Directors’ independence from management, thus leading to better monitoring and oversight of management. The Board of Directors believes this structure best serves the interests of the Corporation and its stockholders.

The Corporation’s Corporate Governance Guidelines outline the responsibilities of the Chairman of the Board of Directors. Amongst other responsibilities, the duties of the Chairman of the Board of Directors include:

•	leading and overseeing the Board of Directors;

•	presiding at Board of Directors meetings and the annual meeting of stockholders;

•	developing the agenda for Board of Directors meetings in consultation with the Chief Executive Officer;

•	working with the Nominating and Corporate Governance Committee to oversee the annual evaluations of the Board of Directors;

•

serving as the principal liaison between the independent directors and the Chief Executive Officer and other members of management, provided that the Board of Directors also has full and unfettered access to the Chief Executive Officer and management;

•	advising and serving as a partner to the Chief Executive Officer;

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CORPORATE GOVERNANCE

•

after reviewing with the Board of Directors, conducting the Chief Executive Officer’s annual performance review with the Chair of the Nominating and Corporate Governance Committee and conducting the Chief Executive Officer’s annual compensation discussion with the Chair of the Compensation Committee;

•	calling special meetings of stockholders and the Board of Directors as the Chairman of the Board of Directors deems appropriate;

•	meeting with the Chair of each committee in the first quarter of each year to discuss and set such committee’s goals and priorities for the year following the annual meeting of stockholders; and

•	serving as an advisor to management on investor relations matters as necessary and appropriate.

The Role of the Board of Directors in Risk Oversight

The Board of Directors and each of its committees have an active role in overseeing management of the Corporation’s risks. The Board of Directors regularly reviews information regarding the Corporation’s strategic, financial and operational risks and believes that evaluating how the executive team manages the various risks confronting the Corporation is one of its most important areas of oversight.

In carrying out this critical responsibility, the Board of Directors has established an Enterprise Risk Management Council consisting of our Chief Executive Officer, key members of the brand business units, risk management, quality assurance, legal, finance and internal audit functions within the Corporation. The Enterprise Risk Management Council assists the Board of Directors with the identification, assessment, management, and monitoring of risks inherent to the business of the Corporation and with risk management decisions pertaining to the Corporation’s practices and activities. The Enterprise Risk Management Council is led by the Corporation’s Executive Director of Risk Management, who reports regularly to the Audit Committee and the Board of Directors.

The Audit Committee assists the Board of Directors with oversight of the Corporation’s policies with respect to risk assessment and risk management. In addition, the Audit Committee oversees and evaluates the management of risks associated with accounting, auditing, financial reporting and internal controls over financial reporting, food safety, quality assurance and cybersecurity. The Audit Committee assists the Board of Directors and the Chief Executive Officer in its oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance, qualifications, and independence of the Corporation’s independent auditor and the performance of the Corporation’s internal audit function. The Audit Committee is responsible for reviewing and discussing the guidelines and policies governing the process by which senior management and the Corporation’s internal audit function assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Compensation Committee and the Nominating and Corporate Governance Committee also oversee risks within their respective areas of responsibility. The Compensation Committee oversees the management of risks relating to the Corporation’s compensation policies and practices. The Nominating and Corporate Governance Committee oversees the management of risks associated with the Board of Directors’ organization, membership and structure, corporate governance, the independence of members of the Board of Directors and assessment of the performance and effectiveness of each member of the Board of Directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management updates about such risks.

The Role of the Board of Directors in ESG Oversight

The Board of Directors and each of its committees have an active role in overseeing the Corporation’s environmental, social, and governance strategy and risks. To assist the Board of Directors in carrying out this responsibility, the Corporation has established a management ESG Task Force, which is a cross-functional team consisting of members from the following functional areas: quality assurance, architecture and design, human resources, legal, risk management, finance, communications, brands, and international. Our management ESG Task Force also frequently engages and collaborates with our purchasing cooperative, an independent third-party entity. The Board of Directors receives regular reports from our management ESG Task Force.

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2023 PROXY STATEMENT
CORPORATE GOVERNANCE

The Nominating and Corporate Governance Committee reviews and oversees the Corporation’s actions on issues related to corporate social responsibility, sustainability, philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen, as well as our political activities and contributions and other public policy issues. The Compensation Committee oversees and monitors progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion. The Audit Committee reviews risk assessments from management with respect to food safety and quality assurance and cybersecurity.

ESG Report

The Corporation is committed to transparency and accountability regarding a wide range of ESG topics most relevant to our business and important to our stakeholders. We regularly engage with stockholders, stakeholders, and industry experts on these topics. In our ESG Report, which is available on our website, we include information regarding our strategy and goals relating to diversity, the environment, food safety and responsible sourcing, including animal welfare, among other topics. We intend to continue to publish ESG Reports on an annual basis.

Among the goals discussed in our ESG Report is our commitment to the use of cage-free eggs. We have committed to achieving 100% cage-free eggs by the end of 2025 and our percentage was 16% as of January 2022. The Corporation has continued to work with suppliers, stakeholders, and industry experts to evaluate whether we can accelerate the timing on our commitments, but thus far have not been able to commit to an acceleration of our previously announced roadmaps, as we confirmed in our 2021 ESG Report published in May 2022. The Company will provide another update in its 2022 ESG Report which is planned for publication in May 2023.

Director Independence

The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. The Board of Directors has had a majority of independent directors since the Corporation went public in 1991.

Under the NYSE rules, a director qualifies as “independent” if the Board of Directors affirmatively determines that the director no material relationship with the Corporation (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Corporation). Based upon a review of the directors’ backgrounds and business activities, the Board of Directors has affirmatively determined that directors Howard M. Berk, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Caroline W. Nahas, Douglas M. Pasquale, Martha C. Poulter, and Lilian C. Tomovich have no material relationships (other than service as a director on the Board of Directors) with the Corporation and therefore that they each qualify as independent. In addition, Larry A. Kay, who is not standing for re-election, is considered independent. Further, based on a review of his background and business activities, the Board of Directors has affirmatively determined that director nominee Arthur F. Starrs has no material relationships with the Corporation and therefore that he would qualify as an independent director if elected.

In making its determination for Mr. Berk and Ms. Tomovich, the Board of Directors specifically considered, amongst other factors, the following:

•

Ms. Tomovich’s position as Chief Marketing Officer of the Consumer Banking Division of Barclays Bank and Barclays’ status as a lender under the Corporation’s whole business securitization financing structure. Aside from debt service payments and debt-related fees, the Corporation did not pay Barclays any amounts during 2022. The Corporation paid Barclays debt-related fees totaling $12,678.33 in 2022. The Board of Directors considered the facts that Ms. Tomovich works for the consumer bank at Barclays and not the investment bank, that Ms. Tomovich has recused and will continue to recuse herself from any consideration of services to the Corporation by Barclays while serving as a director, and that Ms. Tomovich’s compensation at Barclays is not affected by the Corporation’s transactions with Barclays. Additionally, the Board of Directors does not believe Ms. Tomovich has a material direct or indirect interest in the engagement or the services to be provided.

John W. Peyton, the Corporation’s Chief Executive Officer, does not qualify as an independent director.

Both the Sarbanes-Oxley Act of 2002 and the NYSE rules require the Board of Directors to have an audit committee comprised solely of independent directors, and the NYSE rules also require the Board of Directors to have a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors. The Corporation is in compliance with these requirements.

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Codes of Conduct

The Corporation is committed to maintaining high standards of business conduct and corporate governance, which the Corporation considers essential to running its business efficiently, serving the Corporation’s stockholders well and maintaining the Corporation’s integrity in the marketplace. Accordingly, the Board of Directors has adopted a Global Code of Conduct, which applies to all directors, officers and employees of the Corporation. The Global Code of Conduct sets forth the fundamental principles and key policies that govern the way the Corporation conducts business, including workplace conduct, conflicts of interest, gifts and entertainment, political and community involvement, protection of corporate property, fair business practices, global relations and other laws and regulations applicable to the Corporation’s business.

In addition to the Global Code of Conduct, the Board of Directors has adopted a Code of Conduct for Non-Employee Directors, which serves as guidance to the Corporation’s non-employee directors on ethical issues including conflicts of interest, confidentiality, corporate opportunities, fair disclosure, protection and proper use of corporate assets, fair dealing, harassment and discrimination, and other laws and regulations applicable to the Corporation’s business.

The Board of Directors has also adopted the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. These individuals are expected to avoid actual or apparent conflicts between their personal and professional relationships and make full disclosure of any material transaction or relationship that could create or appear to create a conflict of interest to the General Counsel, who will inform and seek a determination from the Chair of the Audit Committee as to whether a conflict exists and the appropriate disposition of the matter. In addition, these individuals are expected to promote the corporate policy of making full, fair, accurate and understandable disclosure in all reports and documents filed with the SEC; report violations of the Code of Ethics to the General Counsel or the Chair of the Audit Committee; and request from the General Counsel any waivers of the Code of Ethics, which shall be publicly disclosed if required by applicable law.

Any waiver of any provision of the Global Code of Conduct or the Code of Ethics for Chief Executive Officer and Senior Financial Officers for any executive officer may be granted only by the Board of Directors. Any waiver of the Code of Conduct for Non-Employee Directors may be granted only by the disinterested directors of the Board of Directors or the Audit Committee, and any such waiver shall be promptly disclosed to the Corporation’s stockholders. The Board of Directors and the Audit Committee review whether such waivers are in the best interests of the Corporation and its stockholders, taking into account all relevant factors. In 2022, there were no waivers of (a) the Global Code of Conduct for executive officers, (b) the Code of Ethics for Chief Executive Officer and Senior Financial Officers, or (c) the Code of Conduct for Non-Employee Directors.

The Corporation also maintains an ethics hotline to allow any employee to express a concern or lodge a complaint, confidentially and anonymously, about any potential violation of the Corporation’s Global Code of Conduct.

Copies of the Global Code of Conduct, the Code of Conduct for Non-Employee Directors and the Code of Ethics for Chief Executive Officer and Senior Financial Officers can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the codes of conduct are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut, Pasadena, California 91103, (866) 995-DINE. We will disclose any future substantive amendments to, or waivers granted to any officer from, the provisions of these ethics policies and standards on the Corporation’s website as promptly as practicable as may be required under applicable rules of the SEC or the NYSE.

Corporate Governance Guidelines

The Corporation has adopted corporate governance guidelines which can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. In addition, printed copies of the Corporation’s corporate governance guidelines are available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut, Pasadena, California 91103, (866) 995-DINE.

Director Attendance at Meetings

Directors are expected to attend the Corporation’s Annual Meeting. All directors then in office attended the 2022 annual meeting of stockholders, which was held in New York, except for Howard M. Berk, who was unable to attend due to an

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unforeseen conflict. The Board of Directors held twelve meetings during 2022. During 2022, each incumbent director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served that were held during the period for which he or she served as a director.

Executive Sessions of Non-Management Directors

The NYSE rules require that the non-management directors of a listed company meet at regularly scheduled executive sessions without management. The Corporation’s non-management directors generally meet separately at regular meetings of the Board of Directors and committee meetings. The independent Chairman of the Board of Directors, Richard J. Dahl, presides during executive sessions of the Board of Directors.

Communications with the Board of Directors

Stockholders and other interested persons wishing to communicate directly with the Board of Directors, the Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group, may do so by sending written communications appropriately addressed to the following address:

Dine Brands Global, Inc.

(or a particular subgroup or individual director)

c/o Office of the Secretary

10 West Walnut

Pasadena, California 91103

Each written communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. The Board of Directors has designated the Secretary of the Corporation as its agent to receive and review communications addressed to the Board of Directors, Chairman of the Board of Directors, any committee or chair of a committee, or any non-management director, individually or as a group. The Office of the Secretary will initially receive and process communications to determine whether it is a proper communication for the Board of Directors. If the envelope containing a communication that a stockholder or other interested person wishes to be confidential is conspicuously marked “Confidential,” the Secretary of the Corporation will not open the communication prior to forwarding it to the appropriate individual(s). Generally, any communication that is primarily commercial, offensive, illegal or otherwise inappropriate, or does not substantively relate to the duties and responsibilities of our Board of Directors, may not be forwarded.

Board of Directors Retirement Policy

The Corporation’s corporate governance guidelines provide that no person may stand for election to serve as a member of the Corporation’s Board of Directors if such person shall have reached the age of 76. However, upon the recommendation of the Nominating and Corporate Governance Committee, and upon approval by the Board of Directors, a person who has reached the age of 76 may be permitted to stand for election and, if elected, continue to serve on the Board of Directors. Exceptions to our retirement policy are expected to be reserved for special circumstances where the Board of Directors determines it is in the best interest of the Corporation and its stockholders to make such an exception.

Other Public Corporation Directorships

The Corporation’s corporate governance guidelines provide that directors should not serve on more than a total of four public corporation boards, inclusive of service on the Corporation’s Board of Directors. Directors who also serve as executives of the Corporation should not serve on more than a total of two public corporation boards, inclusive of service on the Corporation’s Board of Directors. The Nominating and Corporate Governance Committee has discretion to waive this guideline on a case-by-case basis if it determines that special circumstances warrant permitting a director to serve on more than the applicable number of public corporation boards allowed under the corporate governance guidelines.

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Certain Relationships and Related Person Transactions

The Corporation’s Global Code of Conduct provides that executive officers who encounter a potential or actual conflict of interest must fully disclose all facts and circumstances to the Corporation’s General Counsel, who will inform and seek a determination from the Audit Committee as to whether a conflict exists and the appropriate disposition of the matter. The Corporation’s Code of Ethics for Chief Executive and Senior Financial Officers provides that no senior officer may enter into any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest unless the senior officer makes full disclosure of all facts and circumstances to, and obtains the prior written approval of, the General Counsel, the Chair of the Audit Committee of the Board of Directors and/or the Board of Directors. The Corporation’s Code of Conduct for Non-Employee Directors provides that any director who becomes aware of any situation that involves, or reasonably may appear to involve, a conflict of interest with the Corporation must promptly bring it to the attention of the Corporation’s General Counsel or to the Chair of the Audit Committee. The Nominating and Corporate Governance Committee considers conflicts of interest in evaluating director nominees.

The Board of Directors recognizes that transactions involving the Corporation and related parties present a heightened risk of conflicts of interest. The charter of the Audit Committee provides that it will review any related party transactions and, in doing so, consider the business rationale for the transaction and whether appropriate disclosures should be made. Since January 1, 2022, there were no transactions between the Corporation and any related party of the type or amount required to be disclosed under Item 404 of Regulation S-K.

Board of Directors Committees and Their Functions

The Board of Directors has three standing committees, each of which operates under a written charter approved by the Board of Directors: the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of these committees is an independent director in accordance with the NYSE listing standards and the applicable rules and regulations of the SEC.

The Audit Committee Charter, the Compensation Committee Charter, and the Nominating and Corporate Governance Committee Charter can be found in the Corporate Governance section of the Corporation’s website, http://www.dinebrands.com. Printed copies are also available at no charge upon request to the Secretary at Dine Brands Global, Inc., 10 West Walnut, Pasadena, California 91103, (866) 995-DINE.

The chart below identifies directors who are members and chairs of each committee as of the date of this proxy statement, the principal functions of each committee and the number of meetings held by each committee during 2022. The Board of Directors believes that committee rotation fosters the sharing of new perspectives and enables directors with diverse skills and experiences to focus on different areas of oversight. The Nominating and Corporate Governance Committee regularly considers committee rotation and makes recommendations to the Board of Directors as appropriate.

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Name of Committee and Membership	Principal Functions and Responsibilities
Audit Committee Douglas M. Pasquale, Chair* Howard M. Berk Susan M. Collyns Richard J. Dahl Martha C. Poulter

•  Appoint and oversee the work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

•  Review and discuss annual audited financial statements and quarterly financial statements, as well as Form 10-Ks and Form 10-Qs. Review and discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

•  Discuss the Corporation’s policies with respect to risk assessment and risk management and review and evaluate the guidelines and policies developed and implemented by management with respect to risk assessment and risk management. Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including accounting, auditing, financial reporting and internal controls over financial reporting. Review and discuss with the Board of Directors, at least annually and at the Board of Directors’ request, issues relating to the assessment and mitigation of major financial risks affecting the Corporation.

Meetings in 2022	• Review risk assessments from management with respect to cybersecurity and oversee
Nine Meetings

    the Corporation’s cybersecurity risk management processes. Review risk assessments from management with respect to food safety and quality assurance.

•  Review the scope, progress and results of the internal audit program, including significant findings and recommendations and management’s responses.

•  Review the Corporation’s program to monitor compliance with the Corporation’s Global Code of Conduct. Review any requests for waivers.

•  Review and discuss the Corporation’s information technology program and overall trends in technology.

•  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•  Review and approve all related party transactions (as defined under Item 404 of Regulation S-K and under the standards of the Public Company Accounting Oversight Board).

*Mr. Pasquale is considered an audit committee financial expert.

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CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Compensation Committee Howard M. Berk, Chair Caroline W. Nahas Lilian C. Tomovich

•  Review and approve the Corporation’s overall compensation philosophy and related compensation and benefits programs, policies and practices.

•  Review and recommend for approval by the Board of Directors equity incentive compensation and other stock-based plans.

•  Review and approve the performance goals and objectives for the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance in light of these performance goals and objectives in order to determine and approve the Chief Executive Officer’s compensation package. Based on recommendations from the Chief Executive Officer, evaluate the performance of the other executive officers of the Corporation (which shall be the Corporation’s Section 16 officers under applicable Securities and Exchange Commission rules) and approve the compensation for such executive officers.

Meetings in 2022	• Review and approve changes to perquisites or other personal benefits provided
Six Meetings

    to executive officers of the Corporation.

•  Review and approve a peer group of companies against which to compare the Corporation’s executive compensation.

•  Review compliance of each director and executive officer with the Corporation’s stock ownership guidelines and take any appropriate action in connection therewith.

•  Review and approve any severance or termination arrangements to be made with any executive officer of the Corporation.

•  Review the compensation for non-employee directors and recommend any changes for approval by the Board of Directors.

•  Oversee and review with the Board of Directors risk and risk mitigation associated with the Compensation Committee’s purpose and areas of responsibility, including with respect to the Corporation’s compensation policies and practices. In doing so, consider and confirm that the Corporation’s compensation policies and practices do not encourage unnecessary risk taking.

•  Assist the Board of Directors in developing and evaluating potential candidates for executive management positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

•  Maintain visibility into, assist with the development of, and monitor progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion.

•  Review and approve the Compensation Discussion and Analysis to be included in the Corporation’s annual proxy statement.

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CORPORATE GOVERNANCE

Name of Committee and Membership	Principal Functions and Responsibilities
Nominating and Corporate Governance Committee Caroline W. Nahas, Chair Richard J. Dahl Michael C. Hyter Larry A. Kay Lilian C. Tomovich

•  Oversee succession planning for the Board of Directors and consider the size and composition of the Board of Directors as a whole. Make appropriate recommendations regarding such matters to the Board of Directors for approval.

•  Identify and evaluate qualified director candidates, including any candidates validly nominated by the Corporation’s stockholders, and recommend director nominees for approval by the Board of Directors.

•  Determine the skills and qualifications required for directors and develop criteria to be considered in identifying and evaluating director candidates. In developing such criteria, the Committee should consider diversity of experience, skills, background, gender, race and ethnicity as important factors.

Meetings in 2022	• Consider the suitability of existing directors for continued service on the Board of
Five Meetings

    Directors when his or her term expires and when he or she has a change in status,

    including changes to employment and outside board of directors service, and make appropriate recommendations regarding such matters to the Board of Directors for approval.

•  Develop and review the Corporation’s Corporate Governance Guidelines and recommend any changes to the Corporate Governance Guidelines for approval by the Board of Directors.

•  Consider and recommend for approval by the Board of Directors matters pertaining to committees of the Board of Directors, including with respect to structure, member qualifications, composition, committee chairs and committee reporting to the Board of Directors.

•  Consider and recommend for approval by the Board of Directors the Chairman of the Board of Directors.

•  Review the Code of Conduct for Non-Employee Directors and the Corporation’s Global Code of Conduct and recommend any changes for approval by the Board of Directors.

•  Oversee and review with the Board of Directors risk and risk mitigation associated with the Committee’s purpose and areas of responsibility, including Board of Directors’ organization, membership and structure, succession planning, director independence, Board of Directors effectiveness and other corporate governance matters.

•  Work with the Chairman of the Board of Directors to oversee the evaluation of the performance and effectiveness of the Board of Directors and each committee of the Board of Directors.

•  Coordinate an annual corporate governance training for the Board of Directors.

•  Review and oversee the Corporation’s actions on issues related to corporate social responsibility, sustainability, philanthropy, and other matters associated with the Corporation’s participation as a global corporate citizen.

•  Review and oversee the Corporation’s political activities and contributions and other public policy issues to ensure alignment with the Corporation’s long-term strategy and values.

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CORPORATE GOVERNANCE

Board of Directors Nominations

The Nominating and Corporate Governance Committee considers various criteria in evaluating Board of Directors candidates, including: business experience, board of directors experience, skills, expertise, education, professions, backgrounds, diversity, personal and professional integrity, character, business judgment, business philosophy, time availability in light of other commitments, dedication, conflicts of interest, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. In considering diversity, the Nominating and Corporate Governance Committee evaluates candidates with a broad range of expertise, experience, skills, professions, education, backgrounds and other board of directors experience. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it considers diversity of race, gender and ethnicity as important factors in identifying directors who will bring diverse viewpoints, opinions and areas of expertise that will benefit the Board of Directors as a whole. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria in evaluating prospective nominees.

The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy the NYSE’s criteria for director “independence,” the NYSE’s “accounting or related financial management expertise” standard and the SEC’s definition of “audit committee financial expert.”

Whenever a vacancy or potential vacancy exists on the Board of Directors due to expansion of the size of the Board of Directors or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee begins its process of identifying and evaluating potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of members of the Board of Directors, management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

The Nominating and Corporate Governance Committee conducted an evaluation and assessment of each director whose term expires in 2023 for purposes of determining whether to recommend them for nomination for re-election to the Board of Directors. Current director Larry A. Kay will be retiring from the Board of Directors effective as of the Annual Meeting. In light of the retirement of Mr. Kay, the Nominating and Corporate Governance Committee engaged an independent search firm to assist it in evaluating potential director candidates, which is how Arthur F. Starrs was first identified as a candidate. Following this search, the Nominating and Corporate Governance Committee conducted an evaluation and assessment of Mr. Starrs for the purposes of determining whether to recommend him for nomination for election to the Board of Directors. The Nominating and Corporate Governance Committee determined to make a recommendation to the Board of Directors that Howard M. Berk, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Caroline W. Nahas, Douglas M. Pasquale, John W. Peyton, Martha C. Poulter, and Lilian C. Tomovich be nominated for re-election to the Board of Directors and Arthur F. Starrs be nominated for election to the Board of Directors. After reviewing the assessment results, the Board of Directors reviewed and accepted the Nominating and Corporate Governance Committee’s recommendation and has nominated Howard M. Berk, Susan M. Collyns, Richard J. Dahl, Michael C. Hyter, Caroline W. Nahas, Douglas M. Pasquale, John W. Peyton, Martha C. Poulter, Arthur F. Starrs, and Lilian C. Tomovich for election to the Board of Directors.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will apply the same standards in considering director candidates recommended by stockholders that it applies to other candidates. Stockholders wishing to recommend director candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary, giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee to serve if elected. Any stockholder who wishes to directly nominate a director candidate to stand for election at a meeting of stockholders must provide written notice that is timely and in proper form in accordance with the advance notice procedures provided in the Corporation’s Bylaws. For more information, please refer to the discussion under the heading “Proposals of Stockholders.”

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2023 PROXY STATEMENT
DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Generally, the Corporation does not pay directors who are also employees of the Corporation additional compensation for their service on the Board of Directors. Compensation for non-employee directors is comprised of a cash component and an equity component. Cash compensation for non-employee directors includes retainers for serving as a member of the Board of Directors and for serving as a member and/or chair of a Board of Directors committee and as the Chair of the Board of Directors.

During 2022, non-employee directors were entitled to receive $70,000 as an annual cash retainer for serving as a member of the Board of Directors. In addition, depending on their roles, non-employee directors were entitled to receive:

•	$125,000 as an annual retainer for the Chairman of the Board of Directors;

•	$15,000, $12,500, and $12,500, respectively, as an annual retainer for the chairs of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$12,500, $10,000, and $10,000, respectively, as an annual retainer for the members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee;

•	$1,500 per meeting beyond the eighth meeting of the Board of Directors attended for each director in a year; and

•	$1,500 per meeting beyond the eighth meeting attended for each director who serves on a standing committee that meets more than eight times per year.

The 2022 non-employee director compensation program did not change as compared to the 2021 non-employee director compensation program other than the Board of Directors’ approval of a fee of $1,500 per meeting beyond the eighth meeting of the Board of Directors attended by a director in a year.

The Corporation also reimburses each of the directors for reasonable out-of-pocket expenses incurred for attendance at Board of Directors and committee meetings and other corporate events.

Under the Corporation’s equity plan, non-employee directors may receive periodic grants of non-qualified stock options (“NQSOs”), restricted stock awards (“RSAs”), restricted stock units (“RSUs”), stock appreciation rights (“SARs”) or performance unit awards. In March 2022, equity awards valued at approximately $105,000 in the form of RSUs were granted to each non-employee director under the Corporation’s 2019 Stock Incentive Plan. Consistent with the non-employee director compensation program, annual equity awards granted to non-employee directors cliff vest on the one-year anniversary of the date of grant. In the event a director retires from the Board of Directors after completing five years of service, all of the director’s then-outstanding RSUs will vest. To the extent the Corporation declares dividends, non-employee directors receive dividend equivalent rights in the form of additional RSUs in lieu of receiving cash dividends based upon the number of RSUs held by the director at the time of the dividend record dates. Dividend equivalent rights are subject to the same vesting restrictions as the underlying RSUs.

Directors are eligible to defer up to 100% of their annual Board of Directors retainer and committee fees and equity awards pursuant to the Dine Brands Global, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Effective January 1, 2023, the Board of Directors approved the following adjustments to director compensation: the annual cash retainer for non-employee directors was increased to $75,000 and the annual equity award was increased to a grant date fair value of $120,000.

Stock Ownership Guidelines

Non-employee directors are subject to stock ownership guidelines whereby each director is expected to hold the lesser of 7,000 shares of Common Stock or Common Stock with a value of at least five times the amount of the Board of Directors’ annual retainer (currently, $350,000). Directors are expected to meet the ownership guidelines within five years of joining the Board of Directors. Upon review by the Compensation Committee in 2022, all directors met, were on track to meet, or exceeded the ownership guidelines.

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2023 PROXY STATEMENT
DIRECTOR COMPENSATION

Director Compensation Table for 2022

The following table sets forth certain information regarding the compensation earned or paid in cash and stock awards granted to each non-employee director who served on the Board of Directors in 2022. Mr. Peyton did not receive any additional compensation for his service as a director in 2022. Please see the 2022 Summary Compensation Table for the compensation received by Mr. Peyton in his capacity as Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)

Howard M. Berk	111,000	105,050	216,050

Daniel J. Brestle(3)	29,205	105,050	134,255

Susan M. Collyns	88,500	105,050	193,550

Richard J. Dahl	225,000	105,050	330,050

Michael C. Hyter	86,926	105,050	191,976

Larry A. Kay	86,000	105,050	191,050

Caroline W. Nahas	108,500	105,050	213,550

Douglas M. Pasquale	103,500	105,050	208,550

Martha Poulter	87,000	105,050	192,050

Lilian C. Tomovich	93,000	105,050	198,050

(1)

These amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 14 to the Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2022 for information regarding assumptions underlying the valuation of equity awards.

(2)	The following table sets forth the number of RSUs held by each non-employee director during 2022 and which were outstanding at December 31, 2022.

Name	Stock Awards Outstanding at December 31, 2022 (#)

Howard M. Berk	1,532

Daniel J. Brestle(3)	0

Susan M. Collyns	1,532

Richard J. Dahl	1,532

Michael C. Hyter	1,532

Larry A. Kay	1,532

Caroline W. Nahas	4,437

Douglas M. Pasquale	1,532

Martha Poulter	1,532

Lilian C. Tomovich	1,532

(3)	Mr. Brestle retired from the Board of Directors in May 2022.

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2023 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding beneficial ownership of more than 5% of the outstanding shares of any class of the Corporation’s voting securities, which information is derived solely from certain SEC filings available as of March 17, 2023, as noted below. The percentages of Common Stock ownership have been calculated based upon 15,718,577 shares of Common Stock outstanding as of March 17, 2023.

	Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Number		Percent

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,423,273	(1)	15.4%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	1,965,964	(2)	12.5%

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	1,743,245	(3)	11.1%

Allspring Global Investments Holdings, LLC 525 Market St., 10th Fl. San Francisco, CA 94105	1,264,768	(4)	8.0%

(1)

Based solely upon on a Schedule 13G/A filed with the SEC on January 26, 2023 by BlackRock, Inc. reporting beneficial ownership as of December 31, 2022. BlackRock, Inc. reported that it possessed sole power to vote or direct the vote with respect to 2,402,022 of these shares and sole power to dispose or direct the disposition of 2,423,273 of these shares.

(2)

Based solely upon on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group reporting beneficial ownership as of December 31, 2022. The Vanguard Group reported that it possessed shared power to vote or direct the vote with respect to 31,405 shares, sole power to dispose or direct the disposition of 1,920,019 shares and shared power to dispose or to direct the disposition of 45,945 of these shares.

(3)

Based solely upon a Schedule 13G/A filed with the SEC on February 14, 2023 by AllianceBernstein L.P. reporting beneficial ownership as of December 31, 2022. AllianceBernstein, L.P. reported that it possessed sole power to vote or direct the vote of 1,496,392 of these shares and sole power to dispose or direct the disposition of 1,743,245 of these shares.

(4)

Based solely upon a Schedule 13G/A filed with the SEC on January 13, 2023 by (i) Allspring Global Investments Holdings, LLC (“AGIH”), (ii) Allspring Global Investments, LLC (“AGI”), and (iii) Allspring Funds Management, LLC (“AFM”) reporting beneficial ownership as of December 31, 2022. AGIH reported that it possessed sole power to vote or direct the vote of 1,224,061 shares and sole power to dispose or direct the disposition of 1,264,768 shares. AGI reported that it possessed sole power to vote or direct the vote of 197,938 shares and sole power to dispose or direct the disposition of 1,262,766 shares. AFM reported that it possessed sole power to vote or direct the vote of 1,026,123 shares and sole power to dispose or direct the disposition of 2,002 shares.

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2023 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of March 17, 2023, the beneficial ownership of the Corporation’s Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), within 60 days of March 17, 2023, of each director, each nominee for election as director, each named executive officer and all directors and executive officers of the Corporation, as a group. The percentages of ownership have been calculated based upon 15,718,577 shares of Common Stock outstanding as of March 17, 2023.

	Amount and Nature of Beneficial Ownership

Name	Shares Beneficially Owned(1)		Unvested Restricted Shares(2)	Total Shares Beneficially Owned	Percent of Class

Howard M. Berk	35,016	(3)(4)	—	35,016	*

Susan M. Collyns	4,662		—	4,662	*

Richard J. Dahl	74,771	(3)(5)	—	74,771	*

Michael C. Hyter	2,872		—	2,872	*

Larry A. Kay	21,105	(3)(6)	—	21,150	*

Caroline W. Nahas	35,056	(3)	—	35,056	*

Douglas M. Pasquale	17,174	(3)(7)	—	17,174	*

Martha C. Poulter	1,970		—	1,970	*

Arthur F. Starrs	—		—	—	*

Lilian C. Tomovich	8,182	(3)	—	8,182	*

John W. Peyton	87,458		36,670	124,128	*

Vance Y. Chang	5,255		16,577	21,832	*

Jay D. Johns	46,138		12,630	58,768	*

Tony E. Moralejo	15,806		9,493	25,299	*

Christine K. Son	39,311		11,063	50,374	*

All directors and executive officers as a group (15 persons)	394,822		86,433	481,255	3.03%

*	Represents less than 1% of the outstanding shares of Common Stock.

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2023 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

None of the shares have been pledged as security. Share amounts for each of the directors, each nominee for election as director, each named executive officer and for all directors and executive officers as a group include shares subject to stock options that are exercisable within 60 days of March 17, 2023, as follows:

Name	Shares Subject to Options

Howard M. Berk	—

Susan M. Collyns	—

Richard J. Dahl	27,000

Michael C. Hyter	—

Larry A. Kay	—

Caroline W. Nahas	—

Douglas M. Pasquale	—

Martha C. Poulter	—

Arthur F. Starrs	—

Lilian C. Tomovich	—

John W. Peyton	47,834

Vance Y. Chang	2,888

Jay D. Johns	35,117

Tony E. Moralejo	8,113

Christine K. Son	30,827

All directors and executive officers as a group (15 persons)	151,779

Directors and certain executive officers also hold RSUs that are not included in the beneficial ownership table because vesting will not occur within 60 days of March 17, 2023. The amounts of RSUs held by non-employee directors as of December 31, 2022 are provided in the section of this proxy statement entitled “Director Compensation” and the amounts of RSUs held by executive officers are provided in the Outstanding Equity Awards at Fiscal Year-End Table.

(2)	Unvested RSAs are deemed beneficially owned because grantees of unvested RSAs under the Corporation’s equity compensation plans hold the sole right to vote such shares.

(3)

Includes unvested RSUs for Mr. Berk 1,602; Mr. Dahl 1,602; Mr. Kay 1,602; Ms. Nahas 1,602; Mr. Pasquale 1,602; and Ms. Tomovich 1,602. Each RSU represents a contingent right to receive one share of common stock. There are no voting rights associated with RSUs.

(4)

The amount for Mr. Berk does not include 740,545 shares of the Corporation’s Common Stock beneficially owned by Coral Rock Investments, L.P. MSD Capital, L.P. is the general partner of Coral Rock Investments, L.P. and may be deemed to beneficially own securities owned by Coral Rock Investments, L.P. Mr. Berk is a Senior Advisor of BDT & MSD Partners and may be deemed to beneficially own securities owned by MSD Capital, L.P. Mr. Berk disclaims beneficial ownership of the shares that may be deemed to be beneficially owned by MSD Capital, L.P., except to the extent of his pecuniary interest therein.

(5)	The amount for Mr. Dahl includes 46,169 shares of Common Stock held by the Richard J. Dahl Revocable Living Trust dated 1/20/1995, of which Mr. Dahl serves as Trustee.

(6)	The amount for Mr. Kay includes 11,909 shares of Common Stock held by the IRA Trustee for the benefit of Mr. Kay.

(7)	The amount for Mr. Pasquale includes 14,029 shares of Common Stock held by the Pasquale Living Trust.

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2023 PROXY STATEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Corporation’s directors, executive officers and persons who own more than ten percent of the Corporation’s equity securities file reports of ownership and changes in ownership with the SEC. Based on its review of such reports and other information furnished by the directors and executive officers, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis in 2022 except for one report which was filed on September 13, 2022 in connection with vesting on September 1, 2022 of RSUs granted to director Martha C. Poulter.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on its review and discussion, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in this proxy statement and the Corporation’s annual report on Form 10-K.

THIS REPORT IS SUBMITTED BY THE

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Howard M. Berk (Chair)

Caroline W. Nahas

Lilian C. Tomovich

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides an overview and analysis of the Corporation’s compensation programs and policies, the material compensation decisions made under those programs and policies with respect to the Corporation’s named executive officers (the “NEOs”) and the material factors that were considered in making those decisions. Following this Compensation Discussion and Analysis is a series of tables under the heading “Compensation Tables” containing specific data about the compensation earned by or granted to our NEOs in 2022.

The following executive officers were NEOs in 2022:

•	Chief Executive Officer, John W. Peyton;

•	Chief Financial Officer, Vance Y. Chang;

•	President of the Applebee’s Business Unit, John C. Cywinski;

•	President of the IHOP Business Unit, Jay D. Johns; and

•	Senior Vice President, Legal, General Counsel and Secretary, Christine K. Son.

Effective January 6, 2023, Mr. Cywinski resigned as President, Applebee’s Business Unit and Tony E. Moralejo became our President, Applebee’s Business Unit.

Executive Summary

2022 Fiscal Year Performance Highlights and Link to Pay Decisions:

Our compensation decisions for 2022 were driven by our overarching goals of creating long-term stockholder value and linking pay with performance. Our 2022 performance was impacted by the ongoing COVID-19 pandemic, the inflationary environment, and supply chain issues, each of which affected performance results. However, despite these headwinds, we delivered steady performance and continued to return capital to stockholders via dividends and buybacks. Highlights include the following:

•	Total 2022 revenues were $909.4 million, compared to $896.2 million for 2021.

•	Consolidated adjusted EBITDA for 2022 was $251.9 million, compared to $253.3 million for 2021. Adjusted EBITDA is a performance measure used in our annual cash incentive plan.

•	GAAP earnings per diluted share of $4.96 for 2022, compared to $5.66 for 2021.

•	Development activity by Applebee’s and IHOP franchisees for 2022 resulted in the opening of 67 new restaurants and the closure of 39 restaurants, a net gain of 28 restaurants.

•	Adjusted EBITDA for the Applebee’s Business Unit and IHOP Business Unit represented 101% and 97% of our incentive targets, respectively.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

• Same-restaurant sales in our domestic Applebee’s and IHOP restaurants increased by 5.1% and 5.8%, respectively.

•	We completed the acquisition of Fuzzy’s Taco Shop, adding a new and growing category to our portfolio of brands.

We believe that the Corporation’s 2022 compensation results were commensurate with the Corporation’s performance in 2022, demonstrating our commitment to a pay-for-performance philosophy.

The Corporation’s 2022 annual cash incentive plan paid out at approximately 94% of target for Dine Brands, 119% of target for the Applebee’s Business Unit and 66% of target for the IHOP Business Unit. The following chart shows the annual cash incentive plan payout for 2022 and 2021 for Dine Brands.

The cash LTIP plan for 2020-2022 did not pay out based on our relative TSR performance at the 29.6th percentile relative to an index of publicly traded restaurant companies.

†

For complete information regarding the Corporation’s 2022 performance, stockholders should read “Management’s Discussion and Analysis of Results of Operation and Financial Condition” and the audited consolidated financial statements and accompanying notes thereto contained in the Corporation’s 2022 annual report on Form 10-K filed with the SEC on March 1, 2023, which is being made available to stockholders with this proxy statement.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Compensation Policies, Practices and Risk Management

The Compensation Committee, along with the Chief Executive Officer, continually assess the Corporation’s compensation policies and practices to evaluate whether they remain aligned with the Corporation’s pay-for-performance culture, the creation of long-term stockholder value, effective risk management and strong governance practices.

The Compensation Committee believes that, through a combination of risk-mitigating features and incentives guided by relevant market practices and corporate-wide goals, our compensation policies and practices do not present risks that are reasonably likely to have a material adverse effect on the Corporation. The Compensation Committee believes that appropriate safeguards are in place with respect to compensation policies and practices that assist in mitigating excessive risk-taking that could harm the value of the Corporation or reward poor judgment by the Corporation’s executives and other employees.

The Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”), conducted a risk assessment in 2022 of the Corporation’s compensation policies and practices as they apply to all employees, including the NEOs. Exequity reviewed the design features and performance metrics of the Corporation’s cash and stock-based incentive programs along with the approval mechanisms associated with each and determined that the Corporation’s policies and practices were unlikely to create risks that are reasonably likely to have a material adverse effect on the Corporation.

The following actions, practices and policies are intended to provide for continued alignment with the Corporation’s principles and/or reduce the likelihood of excessive risk-taking:

•	Directors and officers of the Corporation are subject to stock ownership guidelines.

•

The Corporation’s compensation mix is balanced among fixed components such as salary and benefits, and variable compensation such as annual cash incentive payments and long-term incentive awards, including NQSOs, RSAs, and participation in the cash LTIP, which generally vest or are earned over three years.

•

The Corporation’s annual cash incentive plan and three-year cash LTIP both have capped payment opportunities and primarily reward achievement for different performance metrics. Further, performance under the cash LTIP is evaluated in a relative context against an index of restaurant companies traded on U.S.-based exchanges.

•	The Compensation Committee has ultimate authority to determine, and increase or decrease, if appropriate, compensation provided to the Corporation’s executive officers, including each of the NEOs.

•	The Compensation Committee annually undertakes a “tally sheet” analysis of total annual compensation and the total potential payout under various termination scenarios for the NEOs.

•

The Compensation Committee reviews Chief Executive Officer pay-for-performance alignment by evaluating the Chief Executive Officer’s compensation relative to the Corporation’s TSR performance over the last three years.

•

The Corporation maintains a Clawback Policy, which allows the Board of Directors to recoup incentive compensation in certain circumstances. See “Clawback Policy” for further details on the Corporation’s policy.

•

All outstanding long-term incentive award agreements use a “double-trigger” definition for acceleration of vesting that requires both a change-in-control and a qualifying termination following such change-in-control.

•

All employees, including our NEOs, and the Board of Directors are subject to the Corporation’s Insider Trading Policy, which contains a prohibition on engaging in hedging and pledging transactions involving the Corporation’s securities.

•	The Compensation Committee has set the grant date for annual equity awards to be the close of business on the second full business day after our announcement of fiscal year-end earnings.

•

The Compensation Committee utilizes the services of an independent compensation consultant (who does not provide any other services to the Corporation) and has the authority to retain any advisor it deems necessary or advisable to fulfill its obligations.

•	The Corporation’s equity compensation plans do not permit repricing of previously granted stock options without stockholder approval.

•	The Corporation has not authorized any guaranteed bonuses.

•	The Corporation does not provide tax “gross-ups” on severance payments or perquisites other than certain expenses related to relocation.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Overview of Executive Compensation Philosophy and Objectives

The Compensation Committee has structured the Corporation’s executive compensation programs to align with a compensation philosophy that is based on several objectives, including:

•	Instilling an ownership culture and linking the interests of the NEOs with those of the Corporation’s stockholders;

•	Paying for performance;

•	Rewarding executives for achievement of both annual and longer-term financial and key operating goals of the Corporation; and

•	Facilitating the attraction, motivation, and retention of highly talented, entrepreneurial, and creative executive leaders.

The Role of the Compensation Committee

Under its charter, the Compensation Committee has the sole authority to determine and approve compensation for the Corporation’s NEOs and other executive officers. In addition, the Compensation Committee, which is comprised solely of independent directors and reports regularly to the Board of Directors:

•	Reviews and approves compensation and benefits programs, including grants made pursuant to the Corporation’s equity compensation plans;

•	Oversees the Corporation’s executive compensation philosophy and strategy;

•	Oversees due diligence, deliberations, and reviews of executive compensation;

•	Maintains visibility into, assists with the development of, and monitors progress of programs regarding the Corporation’s organizational culture, including diversity and inclusion; and

•	Oversees risks related to the Corporation’s compensation practices.

The Compensation Committee is also responsible for reviewing the compensation for the members of the Board of Directors and submits any recommended changes for approval by the Board of Directors.

The Compensation Committee reviews the Corporation’s executive compensation plans throughout the fiscal year. Decisions concerning annual salary increases, the approval of annual cash incentives, the design and objectives of each year’s incentive plan and the granting of long-term incentive (“LTI”) awards are typically made in the first quarter of each fiscal year after a series of meetings among the Compensation Committee, its compensation consultant, and the Chief Executive Officer.

The general practice of the Compensation Committee has been to evaluate annually the performance of the Chief Executive Officer and the other executive officers and to approve compensation based on this evaluation. As it relates to the assessment of the Chief Executive Officer’s performance, the Chair of the Board of Directors and/or the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee discuss annual performance goals with the Chief Executive Officer and conduct an annual performance review and compensation discussion.

In addition, the Compensation Committee annually determines the compensation of the other executive officers based on evaluations of their respective performance.

Generally, the Chief Executive Officer provides input to the Compensation Committee in connection with its compensation deliberations except with regard to decisions concerning the Chief Executive Officer:

•	The Chief Executive Officer provides assessments of each NEO’s performance against specific objectives and overall contributions, potential future contributions, and retention risk;

•

Based on the assessment described above, as well as the market data provided by the Compensation Committee’s independent consultant, the Chief Executive Officer makes recommendations to the Compensation Committee regarding executive compensation for each of the other NEOs; and

•

In instances where new executives are hired, the Chief Executive Officer reviews available information regarding compensation provided at the executive’s current or former employer, internal benchmarking data, market data provided by the Compensation Committee’s independent consultant, skill set and qualifications, and makes recommendations for new executive pay packages to the Compensation Committee.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain or terminate a compensation consultant to assist in carrying out its responsibilities. Accordingly, during 2022, the Compensation Committee directly engaged Exequity as its independent compensation consultant to provide objective and expert analyses, advice, and information with respect to executive compensation. In performing its services, Exequity interacted collaboratively with the Compensation Committee and with senior management at the direction of the Compensation Committee. In 2022, Exequity performed the following services:

•	Provided executive compensation benchmarking data (as described below);

•	Provided analysis and advice regarding annual incentive plan design;

•	Provided analysis and advice regarding LTI plan design;

•	Provided analysis and advice regarding executive severance arrangements;

•

Responded to other requests including conducting a Chief Executive Officer pay-for-performance analysis, a compensation risk assessment, peer group analysis, a stock ownership guidelines analysis, and advising on various governance and regulatory developments; and

•	Advised on compensation for executive officers.

Exequity did not provide any additional services to the Corporation during 2022 beyond those provided in the capacity of independent compensation consultant to the Compensation Committee. The Compensation Committee has assessed the independence of Exequity pursuant to the rules of the SEC and concluded that Exequity’s work for the Compensation Committee does not raise any conflicts of interest.

Compensation Benchmarking and Peer Group

The Corporation uses a peer group of restaurant and hospitality companies and compensation surveys for different benchmarking comparisons, including base salary, target annual cash incentive, LTI awards and total direct compensation opportunity (“TDCO”). The Compensation Committee, with input from its independent compensation consultant and management, periodically reviews its peer group (the “NEO Peer Group”) for the purpose of evaluating executive compensation.

The Corporation’s highly franchised business model is uncommon amongst its peer group. The majority of the peer companies have a significant number of company-owned restaurants, with only 7 of our 17 current peers having more than 85% of their locations franchised. We believe our significantly franchised business model (more than 99% franchised as of fiscal year end 2022) requires less capital investment and general and administrative overhead, generates higher gross profit margins and reduces the volatility of adjusted free cash flow performance as compared to owning more company-operated restaurants. In acknowledging the structural differences, the Compensation Committee considers a variety of metrics in evaluating the NEO Peer Group, which includes but is not limited to revenues, system-wide sales, EBITDA, market capitalization and enterprise value. As compared to the NEO Peer Group, as of December 31, 2022, the Corporation ranked in the first quartile in revenues (due to our franchise structure), and the second quartile in EBITDA, market capitalization and enterprise value. The NEO Peer Group consists of companies in the Corporation’s industry and companies with similar business models in related industries that the Compensation Committee believes to approximate the Corporation’s general labor market for top executive talent.

The NEO Peer Group used for evaluating 2022 compensation decisions consisted of the companies set forth below. The NEO Peer Group listed below is the same peer group that was used to evaluate 2021 compensation decisions except for the removal of Dunkin’ Brands Group, Inc. due to its acquisition by Inspire Brands in December 2020.

• Bloomin’ Brands Inc.	• Dave & Buster’s Entertainment, Inc.	• Ruth’s Hospitality Group, Inc.
• BJ’s Restaurants, Inc.	• Denny’s Corporation	• Shake Shack Inc.
• Brinker International, Inc.	• Jack in the Box Inc.	• Texas Roadhouse, Inc.
• The Cheesecake Factory Incorporated	• Papa John’s International, Inc.	• The Wendy’s Company
• Choice Hotels International, Inc.	• Red Robin Gourmet Burgers, Inc.	• Wingstop Inc.
• Cracker Barrel Old Country Store, Inc.		• Wyndham Hotels and Resorts, Inc.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The NEO Peer Group was the primary data source considered by the Compensation Committee when reviewing total pay levels of the NEOs. The Compensation Committee also considered broader compensation data from published salary surveys, which provided general industry pay data on executive positions from thousands of representative companies with sales, geographic locations, and jobs similar to ours.

The Role of Say on Pay Votes and Stockholder Outreach Efforts

The Corporation provides its stockholders with the opportunity to cast an annual advisory vote on executive compensation (say on pay). In addition to receiving overall feedback on the Corporation’s compensation programs as part of the annual say on pay proposal, the Board of Directors and management are committed to regular engagement with our stockholders to solicit views and input on important topics including executive compensation. The Corporation incorporates stockholder feedback into its compensation and governance policies as it deems appropriate. At the Corporation’s annual meeting of stockholders held in May 2022, approximately 94.5% of the votes cast on the say on pay proposal were voted in favor of the proposal approving the compensation of the NEOs as disclosed in the 2022 proxy statement. The Compensation Committee believes that the Corporation’s approach to executive compensation is reasonable considering market conditions and is consistent with the Corporation’s pay-for-performance philosophy and overarching goal of creating long-term stockholder value and the Compensation Committee did not make any changes to the Company’s 2022 executive compensation program in response to the 2022 say on pay results.

In addition to direct feedback from the Corporation’s stockholders, the Compensation Committee will continue to consider the outcome of the Corporation’s say on pay votes when making future compensation decisions for its NEOs.

Elements of the Compensation Program for NEOs

The Corporation’s executive compensation program for NEOs generally consists of the following components:

•	Base Salary. Base salaries are designed to attract and retain talented executives and to provide a competitive and stable component of income.

•

Annual Cash Incentives under the Annual Incentive Plan. Annual cash incentives provide a competitive incentive opportunity for achieving financial performance and operational objectives over an annual performance period. Generally, no payouts are made under the annual incentive plan unless these objectives are achieved.

•

LTI Awards. LTI awards are composed of NQSOs, RSAs, and the cash LTIP, excluding one-time equity awards made in connection with hiring, retention, or other non-standard circumstances. Each of the annual LTI components is vested or earned over a three-year period to provide ongoing alignment with stockholders’ interests based on the Corporation’s future stock price performance. NQSOs provide value to the executive only if the Corporation’s stock price increases above the grant date price. The value of RSAs increases or decreases with changes in the Corporation’s stock price. The cash LTIP provides payment only if the Corporation’s TSR performance is at or above the 33rd percentile of that of a group of publicly-traded restaurant companies over a three-year performance period.

•

Benefits and Other Compensation. Benefits and other compensation programs are provided to protect executive health and safety and provide flexibility and efficiencies that facilitate executive productivity.

The Compensation Committee’s compensation strategy is comprised of a TDCO for each NEO which is defined as base salary, target annual cash incentive and the grant date fair market value of annual LTI awards.

Base Salary	+	Annual Cash Incentive	+	Long-Term Incentive	=	Total Direct Compensation Opportunity

The TDCO for each NEO is generally set by using a holistic approach that considers various individual factors as well as relevant benchmark data. Such individual factors include performance, experience level, criticality, scarcity of skill set, internal equity, and external competitiveness. Rather than striving for a single market reference point, the Compensation Committee believes that this broader holistic approach provides appropriate flexibility in tailoring award opportunities.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The TDCO for 2022, as reviewed and approved by the Compensation Committee for the NEOs on February 15, 2022, is listed in the following table. TDCO differs from the total compensation amounts reported in the 2022 Summary Compensation Table in that it includes the base salary and target annual cash incentive opportunity in effect following such approval, while the 2022 Summary Compensation Table includes the amounts actually earned. Further, TDCO does not include amounts set forth in the “All Other Compensation” column of the 2022 Summary Compensation Table nor does it include one-time equity awards made in connection with hiring, retention, or other non-standard circumstances. In addition, TDCO includes the value of the target opportunity under the cash LTIP grant at the time it is awarded whereas the 2022 Summary Compensation Table includes the actual value earned, if any, based upon performance under the cash LTIP after the completion of the three-year performance period.

2022 Total Direct Compensation Opportunity

Name	2022 Base Salary ($)	2022 Annual Cash Target Incentive ($)	2022 Long- Term Incentive ($)	2022 Total Direct Compensation Opportunity ($)

John W. Peyton	$1,000,000	$1,000,000	$3,499,960	$5,499,960

Vance Y. Chang	$510,000	$382,500	$900,025	$1,792,525

John C. Cywinski	$750,000	$675,000	$2,500,072	$3,925,072

Jay D. Johns	$750,000	$675,000	$1,500,031	$2,925,031

Christine K. Son	$468,000	$280,800	$825,134	$1,573,934

Excludes special incentive RSUs granted during 2022, which are described below.

A significant portion of executive pay has been structured to be contingent on satisfying pre-established performance goals and increasing stockholder value. For the CEO, 82% of 2022 TDCO, and for non-CEO NEOs, an average of 76% of 2022 TDCO was linked to performance and/or increasing stockholder value.

See the section entitled “Compensation Decisions Made in 2022” in this proxy statement for additional information regarding the elements of compensation for NEOs.

The chart below illustrates the 2022 pay mix for the CEO and the 2022 average pay mix for the NEOs other than the CEO:

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Compensation Decisions Made in 2022

Annual Base Salaries

In setting annual base salaries, the Compensation Committee generally considers benchmarking data derived from a review of the proxy statement disclosures of the NEO Peer Group, published compensation surveys and, in the case of the NEOs other than the Chief Executive Officer, recommendations and assessments of the performance of the individual NEOs by the Chief Executive Officer. The Compensation Committee uses the market data to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for the NEOs. In February 2022, the Compensation Committee set annual base salaries for 2022 as follows:

Name	2021 Base Salary($)	2022 Base Salary($)	Percentage Increase

John W. Peyton	1,000,000	1,000,000	n/a

Vance Y. Chang	500,000	510,000	2.0%

John C. Cywinski	692,000	750,000	8.4%

Jay D. Johns	600,000	750,000	25.0%

Christine K. Son	450,000	468,000	4.0%

The base salary increase for Mr. Johns and Mr. Cywinski were based on individual performance, the Compensation Committee’s assessment of both internal and external market competitiveness, and alignment of compensation across business units.

Performance- and Stock-Based Compensation

Annual Cash Incentives

In early 2022, the Compensation Committee approved the 2022 Annual Incentive Plan to reward executive officers whose performance meets or exceeds the Corporation’s expectations, to provide incentives for excellent future performance that contributes to the Corporation’s success and profitability and to serve as a means by which eligible participants may share in the Corporation’s financial success.

Pursuant to the 2022 Annual Incentive Plan, the target annual cash incentive amount for each of the NEOs is established as a percentage of base salary based on the participant’s level in the management structure and on market competitiveness. The 2022 threshold, target, and maximum payout amounts for each NEO are provided in the Grants of Plan-Based Awards in 2022 table. The 2022 threshold, target, and maximum percentages of base salary for each of the NEOs under the Corporation’s 2022 Annual Incentive Plan were as follows:

Name	Threshold as Percentage of Base Salary	Target as Percentage of Base Salary	Maximum as Percentage of Base Salary

John W. Peyton	50%	100%	200%

Vance Y. Chang	37.5%	75%	150%

John C. Cywinski	45%	90%	180%

Jay D. Johns	45%	90%	180%

Christine K. Son	30%	60%	120%

Decisions regarding the threshold, target and maximum incentive percentages were made in consultation with Exequity and after consideration of the NEO Peer Group and survey data mentioned above and the desired TDCO pay mix. In 2022, the Compensation Committee increased the target annual cash incentive as a percentage of base salary for Mr. Cywinski from 85% to 90%, and Mr. Johns from 80% to 90% based on the Compensation Committee’s assessment of internal and external market competitiveness.

Following such adjustments, the Compensation Committee believes the incentive targets to be generally consistent with incentive opportunities at the NEO Peer Group companies for similarly-situated executives.

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The 2022 annual cash incentive for the NEOs is based on a combination of Dine Brands, IHOP Business Unit, and Applebee’s Business Unit adjusted EBITDAs, same-restaurant sales, and net development. This performance goal mix was a change from the 2021 annual cash incentive program, which focused exclusively on adjusted EBITDA performance in order to continue to drive an emphasis on delivering profitable results through the adjusted EBITDA metric and also incentivize the growth of our business through the use of same-restaurant sales and net development metrics.

The Compensation Committee included adjusted EBITDA as a performance measure because it believes adjusted EBITDA appropriately incentivizes the business units on items specifically within their control. The Corporation defines adjusted EBITDA as net income or loss, adjusted for the effect of closure and impairment charges, interest charges, income tax provision or benefit, depreciation and amortization, non-cash stock-based compensation, gain or loss on disposition of assets, other non-income-based taxes and other items deemed not reflective of current operations.

The Compensation Committee utilized same restaurant sales and net development in order to encourage the brands to drive improved sales figures and increase the restaurant counts in their systems. “Same-restaurant sales” is a growth performance indicator used by the Corporation and the restaurant industry and provides a measure of the change in restaurant sales by comparing the sales performance of the same restaurants from period to period. “Net development” is a growth performance indicator measuring the number of new restaurant starts during the fiscal year, less any restaurant closings. Net development for each business unit includes only restaurants for the applicable business unit, and net development for Dine Brands reflects global development for all brands.

All metrics were set after consideration of the business environment at the time the metrics were approved and the Corporation’s forward-looking strategic plan. Such business environment was influenced by supply chain and inflationary pressures, as well as lingering effects and uncertainty related to the COVID-19 pandemic. The Compensation Committee believed at the time that the performance targets were rigorous, yet achievable, and established levels designed to be challenging such that attainment of the targeted amounts was not assured at the time they were set and would require a high level of effort and execution to attain them.

These targets were set in the first quarter of 2022. Results for Dine Brands and each of Applebee’s and IHOP, and resulting bonus payout percentages, were as presented in the below table.

The table below outlines the annual cash incentive metrics and weighting for each of the NEOs for 2022:

Name	Dine Brands Adjusted EBITDA	IHOP Business Unit Adjusted EBITDA	Applebee’s Business Unit Adjusted EBITDA	Dine Brands Same- Restaurant Sales	IHOP Business Unit Same- Restaurant Sales	Applebee’s Business Unit Same- Restaurant Sales	Dine Brands Net Development	IHOP Business Unit Net Development	Applebee’s Business Unit Net Development

John W. Peyton	60%	—	—	20%	—	—	20%	—	—

Vance Y. Chang	60%	—	—	20%	—	—	20%	—	—

John C. Cywinski	30%	—	30%	—	—	20%	—	—	20%

Jay D. Johns	30%	30%	—	—	20%	—	—	20%	—

Christine K. Son	60%	—	—	20%	—	—	20%	—	—

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The threshold, target and maximum payout levels for the performance metrics are illustrated in the table below.

Metric	Threshold	Target	Maximum	Actual Result	Percentage of Target Achieved	Payout Percentage of Target for Metric

Dine Brands Adjusted EBITDA	$219.8	$249.8	$274.8	$251.6	101%	100%

IHOP Business Unit Adjusted EBITDA	$143.8	$163.4	$179.7	$159.3	97%	88%

Applebee’s Business Unit Adjusted EBITDA	$111.9	$127.2	$139.9	$128.0	101%	100%

IHOP Same Restaurant Sales	8%	12.5%	16%	5.7%	46%	0%

Applebee’s Same Restaurant Sales	(1%)	2.5%	5%	5.1%	206%	200%

IHOP Net Development	41	65	81	41	63%	50%

Applebee’s Net Development	(18)	(2)	14	(4)	200%	94%

Dine Brands Net Development	61	125	173	90	85%	69%

Payout as a Percentage of an Executive’s Target	50%	100%	200%	—	—	—

The amounts in the table below represent the annual cash incentives paid to each of the NEOs pursuant to the 2022 Annual Incentive Plan and are calculated by multiplying the NEO’s year-end base salary by the target percentage of base salary and by the percentage of incentive target achieved.

Name	Base Salary	Target as Percentage of Base Salary	Percentage of Incentive Target Achieved	Annual Cash Incentive Paid

John Peyton	$1,000,000	100%	93.75%	$937,500

Vance Chang	$510,000	75%	93.75%	$358,594

John C. Cywinski	$750,000	90%	118.75%	$801,563

Jay D. Johns	$750,000	90%	66.25%	$447,187

Christine K. Son	$468,000	60%	93.75%	$263,250

Long-Term Incentive or LTI Awards

The Compensation Committee grants each of the NEOs a blend of NQSOs, RSAs, and cash LTIP awards. The NQSOs vest in equal installments over a three-year period and are exercisable for up to a maximum of ten years. The RSAs vest in equal installments over a three-year period, and the cash LTIP payout is based on relative TSR against an index of primarily publicly-traded restaurant companies over a three-year performance period. NQSOs have value to the executive only if the Corporation’s stock price increases over the price on the date of grant and the value of RSAs fluctuates with changes in the Corporation’s stock price.

The Compensation Committee believes that this mix of long-term incentives appropriately balances an emphasis on absolute and relative stock price performance and aligns the compensation of our NEOs with the long-term interests of stockholders. The LTI awards are comprised of the mix of award vehicles noted in the below table. The Compensation Committee believes this weighting provides a balanced strategy between stockholder alignment, executive retention, risk, and performance.

	RSAs	NQSOs	Cash LTIP

CEO	40%	30%	30%

Other NEOs	50%	25%	25%

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2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

The cash LTIP cycles provide for payment between zero and 200% of the target award based on the Corporation’s relative TSR performance over a three-year performance period. The relative TSR performance targets are depicted below:

	Relative TSR Ranking at End of Performance Period	Percentage of Target Relative TSR Units Earned

No Payout	< 33rd Percentile of the Index	0%

Threshold	33rd Percentile of the Index	50%

Target	50th Percentile of the Index	100%

Maximum	80th Percentile of the Index	200%

The Committee also may grant, and from time to time has granted, performance-vesting restricted stock to the NEOs, which typically have vested at the end of a three-year period in an amount determined by pre-established company performance metrics.

The Compensation Committee considered a range of factors in setting the value to be awarded to the NEOs, including assessments of individual performance, the potential contributions that each NEO could be expected to make in the future, each NEO’s TDCO, LTI awards previously granted to certain NEOs, the size of awards provided to other individuals holding similar positions in the NEO Peer Group and survey data considered by the Compensation Committee, the number of shares which remained available for issuance under the 2019 Stock Incentive Plan and overall accounting expense associated with the awards.

The table below summarizes the grant date value of the annual long-term incentive awards made in 2022 (additional detail regarding long-term incentive awards granted in 2022 can be found in the Grants of Plan-Based Awards in 2022 table in this proxy statement):

Name	Stock Options	Restricted Stock	Cash LTIP at Target	Total Long-Term Incentive Opportunity

John W. Peyton	$1,050,001	$1,400,058	$1,050,000	$3,500,059

Vance Y. Chang	$150,014	$300,012	$150,000	$600,026

John C. Cywinski(1)	$250,013	$500,021	$250,000	$1,000,034

Jay D. Johns	$250,013	$500,021	$250,000	$1,000,034

Christine K. Son	$137,519	$275,064	$137,500	$550,083

(1)	Mr. Cywinski is not entitled to the unvested portions of these awards due to his resignation in January 2023.

The Total Long-Term Incentive Opportunity in the table above represents the on-going annual award values granted to each NEO and excludes the value of any special one-time long-term incentive awards.

In March 2022, Mr. Chang, Mr. Cywinski, Mr. Johns, and Ms. Son also received a special incentive award of performance-based RSUs as set forth below:

Name	Performance- Based RSUs	Grant date Stock Price	Target Long-Term Incentive Opportunity

Vance Y. Chang	4,281	$70.08	$300,012

John C. Cywinski	7,135	$70.08	$500,021

Jay D. Johns	7,135	$70.08	$500,021

Christine K. Son	3,925	$70.08	$275,064

33

2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

This special grant of performance-based RSUs, which vest based on attainment of certain stock price targets that are successively more difficult to achieve, was made to drive NEO alignment with the stock price appreciation aspect of shareholder return. It was also intended to drive additional retentive capacity at a time of a tightening market for executive talent. These equity awards were granted to each NEO other than the CEO and were granted in an amount equal to the annual RSA grant for such NEO and will vest on the third anniversary of the grant date, subject to the achievement of the performance criteria and the recipient’s continued service with the Corporation through such date. The stock price hurdles with respect to these performance-contingent awards range from $115 to $150. The stock price on the date of grant was $70.08. As of December 31, 2022, none of the stock price hurdles tied to these equity awards was satisfied.

Also in March 2022, Mr. Cywinski received a one-time special grant of 14,270 RSAs with a grant-date value of approximately $1,000,000. This special grant was intended to drive additional retentive capacity and was scheduled to vest on March 4, 2025. Mr. Cywinski is not entitled to vest in these RSAs due to his resignation in January 2023.

2020—2022 Cash LTIP Payout

Demonstrating the Corporation’s pay-for-performance philosophy and the direct link between pay and the Corporation’s stock price performance, the cash LTIP payout as a percentage of target, which is determined based on the Corporation’s TSR performance relative to all other restaurant companies traded on U.S.-based exchanges, has varied significantly over the past three performance periods. Performance and payouts under the 2020-2022 performance period and prior performance periods were as follows:

Performance Period	Dine Brands TSR	Restaurant Index Percentile Rank		Payout as a percentage of target award

2018 — 2020	26.2%	63.6	th	134.0%

2019 — 2021	18.4%	42.7	th	78.5	%*

2020 — 2022	(18.9)%	29.6	th	0	%*

*

For the 2020-2022 cash LTIP cycle, the Corporation’s TSR performance achieved a percentile rank of 29.6th percentile relative to the companies included in the index of publicly-traded restaurant companies during the three-year performance period. The amounts in the table below represent the target cash LTIP incentive and actual amounts paid to the participating NEOs pursuant to the 2020-2022 cash LTIP.

Name	2020 -2022 Target Award	2020 - 2022 Payout (0% of Target)

John C. Cywinski	$330,000	$0

Jay D. Johns	$247,500	$0

*	Messrs. Peyton and Chang joined the Company and Ms. Son was promoted after the 2020 cash LTIP grants and, accordingly, did not participate in the 2020-2022 cash LTIP cycle.

34

2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Stock Ownership Guidelines

The Corporation maintains robust stock ownership guidelines that are intended to further the Compensation Committee’s objectives of aligning the financial interests of its executives with those of the Corporation’s stockholders. The stock ownership guidelines call for each NEO to accumulate a minimum number of shares equal in value to a specific multiple of their base salary. For purposes of the guidelines, stock ownership includes Common Stock owned directly, in-the-money value of exercisable NQSOs, RSAs, and stock-settled RSUs that are not subject to performance goals that have not been achieved. The types and amounts of stock-based awards are intended, in part, to facilitate the accumulation of sufficient shares by the Corporation’s executives to allow them to meet the stock ownership guidelines.

The Compensation Committee annually reviews each NEO’s progress towards meeting the stock ownership guidelines. The Compensation Committee has informed management that it may reduce or choose not to grant future stock-based compensation to any executive who fails to make reasonable progress towards meeting the stock ownership goals within five years after becoming subject to the guidelines. Based upon its November 2022 review of each NEO’s equity holdings in the Corporation, the Compensation Committee determined that each NEO met, exceeded, or was on schedule to meet the applicable guideline.

The following table sets forth the stock ownership and goals of each of the continuing NEOs:

Name	Guideline as a Multiple of Base Salary	Holdings as a Multiple of Base Salary(1)	Guideline Status

John W. Peyton(2)	6	5.9	On Schedule

Vance Y. Chang(3)	4	2.2	On Schedule

Jay D. Johns(4)	4	1.9	On Schedule

Christine K. Son	2	3.1	Meets Guideline

(1)	Based upon holdings in the shares of Common Stock and the one-year average daily price per share of Common Stock from November 24, 2021 to November 23, 2022.

(2)	Mr. Peyton has until January 4, 2026 to meet his stock ownership guideline.

(3)	Mr. Chang has until June 14, 2026 to meet his stock ownership guideline.

(4)	Mr. Johns has until June 13, 2024 to meet his stock ownership guideline.

Clawback Policy

To the extent permitted by governing law, in the event that (i) the Corporation is required to make a material restatement of its financial statements as a result of fraudulent behavior or material intentional misconduct on the part of the Corporation’s current or former (a) Chief Executive Officer, (b) executive officers subject to Section 16 of the Exchange Act or (c) other executive officers who report directly to the Chief Executive Officer and (ii) any incentive compensation was paid to any of these individuals based upon achievement of certain financial results and in reliance upon the financial statements to be restated, then the Board of Directors may, in its sole discretion and upon making a determination that it would be in the best interest of the Corporation to do so, direct the Corporation to make reasonable efforts to seek reimbursement of any such incentive compensation paid within the past three years from the date of the restatement to the extent it exceeds the amounts that would have been earned under the restated financial statements. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and Chief Financial Officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 or other applicable law or regulation. The Company is in the process of reviewing its clawback policy and will modify the policy as necessary to reflect the final NYSE listing rules adopted to implement the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

35

2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Hedging and Pledging Restrictions

Under the Corporation’s Insider Trading Policy, all officers, employees, and directors of the Corporation are prohibited from engaging in short sales of the Corporation’s common stock or in taking positions on the Corporation’s publicly traded call and put options or otherwise using financial instruments to engage in hedging transactions to lock in the value of the Corporation’s securities by preventing a decrease and/or increase in value.

Employment Agreements and Change-in-Control Provisions

Employment Agreements

The Corporation enters into employment agreements with certain executives when it determines that an employment agreement is desirable for the Corporation to obtain a measure of assurance as to the executive’s continued employment in light of prevailing market competition for the particular position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at the Corporation with respect to other similarly situated employees. As of March 9, 2022, Mr. Cywinski’s employment agreement was amended and restated and Mr. Johns entered into an employment agreement with the Corporation. The Compensation Committee approved the terms of the agreements for Messrs. Cywinski and Johns after considering individual performance, the Compensation Committee’s assessment of both internal and external market competitiveness, and alignment of employment terms across business units.

As of December 31, 2022, each of Mr. Peyton, Mr. Chang, Mr. Cywinski, and Mr. Johns was a party to an employment agreement with the Corporation. Each employment agreement provides for an initial employment term of three years. Mr. Peyton’s employment agreement further provides for automatic successive one-year extensions at the end of such term unless the Corporation or the executive gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. The Corporation may terminate any employment agreement at any time, with or without cause upon written notice to the executive. The employment agreements provide for base salaries, target annual cash incentive opportunities as a percentage of base salary and certain other perquisites and benefit programs. The employment agreements do not contain multi-year incentive guarantees or tax gross-ups. The employment agreements contain confidentiality, trade secrets, discoveries, and non-solicitation provisions.

Mr. Cywinski’s employment agreement terminated with his resignation, effective as of January 6, 2023. In connection with his resignation, Mr. Cywinski did not receive any severance benefits under his employment agreement or otherwise from the Corporation.

Ms. Son is party to an employment offer letter with the Corporation, effective as of March 16, 2021.

Under certain termination scenarios, the employment agreements may provide for severance payments, benefits continuation and vesting of outstanding equity-based awards. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the employment agreements.

Amended and Restated Executive Severance and Change in Control Policy

As of December 31, 2022, Ms. Son participated in the Corporation’s Amended and Restated Executive Severance and Change in Control Policy. This policy was amended, effective January 1, 2022, to modify the policy to increase the level of severance benefits with the incorporation of the NEO’s target bonus in the cash severance amount and to provide for equity vesting in connection with certain terminations of employment. The Compensation Committee approved the amended and restated policy after considering market data and the input of Exequity. This amended and restated policy is intended to increase the retention of the senior leadership team and to provide severance benefits under specified circumstances to certain individuals who are in a position to contribute materially to the success of the Corporation. These arrangements also are intended to facilitate changes in the leadership team by setting terms for the termination of an executive officer in advance, thereby allowing a smooth transition of responsibilities when it is in the best interests of the Corporation. Under certain termination scenarios, the policy may provide for severance payments, benefits continuation and vesting of certain outstanding equity-based awards. The policy does not provide for tax gross-ups. See “Potential Payments Upon Termination or Change in Control” in this proxy statement for additional information about severance arrangements, including projected severance payment amounts, pursuant to the Amended and Restated Executive Severance and Change in Control Policy.

36

2023 PROXY STATEMENT
EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation Plan

Pursuant to the Deferred Compensation Plan, all NEOs are eligible to defer their base salaries, annual cash incentives, and long-term incentive plan cash distributions. Deferrals are always 100% vested. This plan provides the NEOs with a long-term capital accumulation opportunity. The Deferred Compensation Plan provides a range of investment opportunities and is designed to comply with Section 409A of the Internal Revenue Code (the “Code”). See “2022 Nonqualified Deferred Compensation” in this proxy statement for additional information.

Perquisites

The Corporation provided all 2022 NEOs with limited perquisites as part of a competitive total compensation package. The Compensation Committee annually reviews the perquisites provided to the NEOs and approves those personal benefits or perquisites that it deems to be in the Corporation’s best interest in order to induce executives to maintain or accept employment with us.

Annual Physicals. Each NEO is entitled and expected to have an annual physical provided at the Corporation’s cost.

Automobile Allowances. The Corporation pays each of the NEOs an automobile allowance.

Supplemental Life Insurance. The Corporation provides supplemental life insurance for each of the NEOs in addition to paying for life insurance for all eligible employees. NEOs are provided $900,000 in life insurance under the Corporation’s group policy.

Supplemental Disability Insurance. The Corporation provides supplemental disability insurance for each of the NEOs in addition to paying for disability insurance for all eligible employees. The coverage for each NEO generally provides for a benefit equal to 60% of pre-disability earnings subject to a maximum of $25,000 per month.

Tax Preparation Reimbursement. The Corporation may provide tax preparation reimbursement for certain NEOs who are required to file tax returns in multiple states as a result of their employment with the Corporation. The benefit is taxable to the NEO and is intended to encourage the NEO to engage knowledgeable experts to assist with tax preparation.

Restaurant Dining Expenses. The Corporation reimburses each of the NEOs for amounts spent dining at Applebee’s and IHOP restaurants.

Other. On a case-by-case basis, the Corporation may provide other perquisites to certain executives from time to time.

See the 2022 Summary Compensation Table for additional details on these perquisites.

37

2023 PROXY STATEMENT
COMPENSATION TABLES

COMPENSATION TABLES

Compensation tables and accompanying notes and disclosures for all NEOs are set forth below.

2022 Summary Compensation Table

The following 2022 Summary Compensation Table and accompanying notes set forth information concerning compensation earned by each of the Corporation’s NEOs for the fiscal year ended December 31, 2022, and, to the extent required under applicable SEC disclosure rules, the fiscal years ended December 31, 2021 and 2020.

Name & Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)

John Peyton	2022	1,000,010	0		1,400,058		1,050,001		937,500	37,763	4,425,333
Chief Executive Officer	2021	961,539	1,200,000	(4)	4,251,545	(5)	2,074,736	(6)	2,000,000	350,193	10,838,013

Vance Chang	2022	508,077	0		600,024		150,014		358,594	40,699	1,657,408
Chief Financial Officer	2021	259,615	—		998,157	(7)	204,029		750,000	26,203	2,238,004

John C. Cywinski	2022	738,846	0		2,000,084		250,013		801,563	44,156	3,834,660
President, Applebee’s Business Unit	2021	686,115	—		902,391	(8)	340,009		1,403,069	36,664	3,368,248
	2020	668,185	286,875		330,026		340,014		364,815	37,173	2,027,088

Jay D. Johns	2022	721,154	0		1,000,042		250,013		447,187	44,366	2,462,762
President, IHOP Business Unit	2021	582,692	—		297,031		306,035		1,044,191	41,963	2,271,912
	2020	546,154	206,250		247,563		255,006		110,550	35,433	1,400,956

Christine K. Son	2022	464,538	0		550,128		137,519		263,250	41,215	1,456,650
Senior Vice President,	2021	398,249	—		499,996	(9)	—		540,000	37,021	1,475,266

(1)

The amounts reported in this column for 2022 represent the aggregate grant date fair value related to the RSAs that were granted as part of the 2022 LTI award, the special incentive performance-based RSUs granted to certain NEOs and the retentive award granted to Mr. Cywinski, in each case, computed in accordance with FASB ASC Topic 718 and, in the case of the performance-based RSUs, based on the probable level of achievement of the underlying performance goals. Under FASB ASC Topic 718, the vesting conditions related to the performance-based RSUs granted to each of the NEOs other than Mr. Peyton are considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the performance-based RSUs granted to each NEO other than Mr. Peyton that could be calculated and disclosed based on achievement of the underlying market condition. The amounts in the “Stock Awards” column for prior years include the aggregate grant date fair value related to stock awards granted in each of the years shown, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual reports on Form 10-K for the years ended 2022, 2021 and 2020, and for information regarding assumptions underlying the valuation of equity awards granted in 2022, 2021 and 2020, respectively.

(2)

The amounts in the “Option Awards” column for 2022, 2021, and 2020 represent the aggregate grant date fair value related to option awards granted in each of such years, computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the years ended 2022, 2021, and 2020 for information regarding assumptions underlying the valuation of equity awards granted in 2022, 2021, and 2020.

(3)	The amounts in “All Other Compensation” for 2022 include amounts paid or reimbursed for the following:

Name	Taxable Fringe ($)	Auto Allowance and Expenses ($)	401(k) Plan Contributions ($)	Dine Brands Restaurant Dining Expenses ($)	Life and Disability Insurance Premiums ($)	Annual Physical Exam ($)	Total ($)

John W. Peyton	152	15,000	15,250	1,430	5,931	0	37,763

Vance Y. Chang	152	15,000	15,250	2,722	3,075	4,500	40,698

John C. Cywinski	540	15,000	15,250	589	8,277	4,500	44,155

Jay D. Johns	152	15,000	15,250	1,187	8,277	4,500	44,366

Christine K. Son	202	15,000	15,250	3,300	2,963	4,500	41,215

38

2023 PROXY STATEMENT
COMPENSATION TABLES

(4)	Represents Mr. Peyton’s sign-on bonus which was repayable upon voluntary termination of employment within two years from date of hire.

(5)	Includes the grant date fair value associated with special sign-on RSUs awarded to Mr. Peyton valued at $3,096,478.

(6)	Includes the grant date fair value associated with special sign-on stock options awarded to Mr. Peyton valued at $884,704.

(7)	Includes the grant date fair value associated with sign-on RSAs awarded to Mr. Chang valued at $800,090.

(8)

Includes the incremental value of $572,384 attributable to the modification of Mr. Cywinski’s special retention award originally granted in December 2018 to extend the performance and service-based vesting periods.

(9)	Includes the grant date fair value associated with special recognition RSAs awarded to Ms. Son valued at $249,955 in connection with her promotion to SVP, Legal, General Counsel and Secretary.

Grants of Plan-Based Awards in 2022

The following table provides information with respect to the plan-based awards granted by the Compensation Committee to the NEOs. Plan-based awards include annual incentive plan awards under the Corporation’s 2022 Annual Incentive Plan (“AIP”), RSAs, NQSOs and cash LTIP awards under the 2019 Stock Incentive Plan as well as the performance-based RSUs granted to each of the NEOs other than the CEO during 2022 and Mr. Cywinski’s special retention award. For additional information on the performance objectives and determination of threshold, target, and maximum payouts for these awards, see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards (#)	All Other Stock Awards: Number of Shares or Stock Units (#)(2)		All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name / Type of Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
John Peyton
AIP	—		500,000	1,000,000	2,000,000	—	—		—	—	—
LTIP	—		525,000	1,050,000	2,100,000	—	—		—	—	—
NQSO	3/4/2022	2/16/2022	—	—	—	—	—		31,595	70.08	1,050,001
RSA	3/4/2022	2/16/2022	—	—	—	—	19,978		—	—	1,400,058
Vance Chang
AIP	—		191,250	382,500	765,000	—	—		—	—	—
LTIP	—		75,000	150,000	300,000	—	—		—	—	—
RSA	3/4/2022	2/16/2022	—	—	—	—	4,281		—	—	300,012
RSU	3/4/2022	2/16/2022	—	—	—	4,281	—		—	—	300,012
NQSO	3/4/2022	2/16/2022	—	—	—	—	—		4,514	70.08	150,014
John C. Cywinski(5)
AIP	—	2/16/2022	191,250	382,500	765,000	—	—		—	—	—
LTIP	—	2/16/2022	125,000	250,000	500,000	—	—		—	—	—
RSA	3/4/2022	2/16/2022	—	—	—	—	14,270	(6)	—	—	1,000,042
RSA	3/4/2022	2/16/2022	—	—	—	—	7,135		—	—	500,021
NQSO	3/4/2022	2/16/2022	—	—	—	—	—		7,523	70.08	250,013
RSU	3/4/2022	2/16/2022	—	—	—	7,135	—		—	—	500,021
Jay D. Johns
AIP	—	—	191,250	382,500	765,000	—	—		—	—
LTIP	—		125,000	250,000	500,000	—	—		—	—
RSA	3/4/2022	2/16/2022	—	—	—	—	7,135		—	—	500,021
RSU	3/4/2022	2/16/2022	—	—	—	7,135	—		—	—	500,021
NQSO	3/4/2022	2/16/2022	—	—	—	—	—		7,523	70.08	250,013
Christine Son
AIP	—	—	140,400	280,800	561,600	—	—		—	—	—
LTIP	—	—	68,750	137,500	275,000	—	—		—	—	—
RSA	3/4/2022	2/16/2022	—	—	—	—	3,925		—	—	275,064
RSU	3/4/2022	2/16/2022				3,925	—		—	—	275,064
NQSO	3/4/2022	2/16/2022	—	—	—	—	—		4,138	70.08	137,519

39

2023 PROXY STATEMENT
COMPENSATION TABLES

(1)

Please see the section entitled “Performance- and Stock-Based Compensation” in the Compensation Discussion and Analysis section of this proxy statement for additional information regarding the AIP and cash LTIP.

(2)	Unless otherwise noted, RSAs reflected in this table vest as to one-third of the total shares on each of the first, second, and third anniversaries of the date of grant.

(3)	NQSOs reflected in this table vest and become exercisable as to one-third of the shares subject to the NQSO on each of the first, second and third anniversaries of the date of grant.

(4)

The amounts in this column represent the aggregate grant date fair value related to RSAs and NQSO awards granted in 2022 computed in accordance with FASB ASC Topic 718. See Note 14 to Consolidated Financial Statements in the Corporation’s annual report on Form 10-K for the year ended December 31, 2022 for information regarding assumptions underlying the valuation of equity awards.

(5)	In connection with Mr. Cywinski’s resignation, he will not vest in these cash LTIP or equity awards.

(6)

Mr. Cywinski’s grant with respect to 14,270 shares was scheduled to vest in full on the third anniversary of the grant date, assuming he remained continuously employed by the Corporation through such vesting date. As a result of his resignation, he will not vest in this award.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table provides summary information regarding the outstanding equity awards for the Corporation’s NEOs at December 31, 2022.

	Stock Awards

	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Name	Exercisable (#)	Unexercisable (#)
John Peyton	9,672	19,344	(2)	57.55	01/04/31	26,903	(3)	1,737,934	—		—
	8,979	17,957	(4)	82.44	03/04/31	9,340	(5)	603,364	—		—
	—	31,595	(6)	70.08	03/04/32	19,978	(7)	1,290,579	—		—
Vance Chang	1,383	2,765	(8)	90.94	06/15/31	1,452	(9)	93,799	—		—
	—	—		—	—	6,599	(10)	426,295	—		—
	—	4,514	(6)	70.08	03/04/32	4,281	(7)	276,553	4,281	(11)	282,582
John Cywinski	58,875	—		54.82	03/15/27	—		—	—		—
	23,832	—		68.80	02/22/28	—		—	—		—
	—	—		—	—	—		—	31,712	(12)	2,048,616
	13,566	—		98.97	02/25/29	—		—	—		—
	12,933	6,466	(13)	87.17	02/26/30	3,786	(14)	244,576	—		—
	2,566	5,130	(15)	82.44	3/4/31	2,668	(16)	172,353	—		—
	—	7,523	(17)	70.08	3/4/32	7,135	(18)	460,921	7,135	(19)	470,970

	—	—		—	—	14,270	(20)	921,842	—		—
Jay Johns	3,184	—		113.72	02/24/25	—		—	—		—
	7,528	—		90.90	02/26/26	—		—	—		—
	5,039	—		98.97	02/25/29	—		—	—		—
	9,700	4,849	(21)	87.17	02/26/30	2,840	(22)	183,464	—		—
	2,309	4,618	(4)	82.44	03/04/31	2,402	(31)	155,169	—		—
	—	7,523	(6)	70.08	03/04/32	7,135	(7)	460.921	7,135	(11)	470,970

40

2023 PROXY STATEMENT
COMPENSATION TABLES

	Stock Awards

	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Name	Exercisable (#)	Unexercisable (#)
Christine Son	1,621	—		113.72	02/24/25	—		—	—		—
	3,764	—		90.90	02/26/26	—		—	—		—
	12,593	—		53.49	03/03/27	—		—	—		—
	4,767	—		68.80	02/22/28	—		—	—		—
	2,559	—		98.97	02/25/29	—		—	—		—
	2,762	1,381	(21)	87.17	02/26/30	1,691	(22)	109,239	—		—
	—	—		—	—	750	(23)	48,450	—		—
	—	—		—	—	2,022	(24)	130,621	—		—
	—	—		—	—	1,681	(25)	108,593	—		—
	—	4,138	(45)	70.08	03/04/32	3,925	(7)	253,555	3,925	(11)	259,083

(1)	Per share value of stock awards is $64.60 based on the closing price of the Common Stock on the NYSE on December 30, 2022.

(2)	These NQSOs became exercisable as to one-third on each of January 4, 2022 and January 4, 2023 and will become exercisable as to one-third on January 4, 2024.

(3)	These RSAs vested as to one-half on each of January 4, 2022 and January 4, 2023.

(4)	These NQSOs became exercisable as to one-third on each of March 4, 2022 and March 4, 2023 and will become exercisable as to one-third on March 4, 2024.

(5)	These RSAs vested as to one-third on March 4, 2023 and will vest as to one-third on each of March 4, 2024 and March 4, 2025.

(6)	These NQSOs became exercisable as to one-third on March 4, 2023 and will become exercisable as to one-third on each of March 4, 2024, and March 4, 2025.

(7)	These RSAs vested as to one-third on March 4, 2023 and will vest as to one-third on each of March 4, 2024 and March 4, 2025.

(8)	These NQSOs became exercisable as to one-third on June 15, 2022 and will vest as to one-third on each of June 15, 2023 and June 15, 2024.

(9)	These RSAs vested as to one-third on June 15, 2022 and will vest as to one-third on each of June 15, 2023 and June 15, 2024.

(10)	These RSAs vested as to one-fourth on June 15, 2022 and will vest as to one-fourth on each of June 15, 2023, June 15, 2024, and June 15, 2025.

(11)	These RSUs will vest on March 4, 2025 in an amount to be determined based upon the achievement of certain stock price performance targets.

(12)

These RSUs were scheduled to vest on March 1 2023 in an amount to be determined based upon the achievement of certain stock price performance targets. Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in these RSUs.

(13)

These NQSOs became exercisable as to one-third on each of February 26, 2021 and February 26, 2022. Due to Mr. Cywinski’s termination in January 2023, the remaining one-third will not become exercisable.

(14)	Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in these RSAs, which were scheduled to vest on March 4, 2025.

(15)	These NQSOs became exercisable as to one-third on March 4, 2022. Due to Mr. Cywinski’s termination in January 2023, the remaining two thirds will not become exercisable.

(16)	These RSAs vested as to one-third on March 4, 2022. Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in the remaining two thirds.

(17)

These NQSOs were scheduled to become exercisable as to one-third on March 4, 2023, March 4, 2024, and March 4, 2025. Due to Mr. Cywinski’s termination in January 2023, these NQSOs did not become exercisable.

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2023 PROXY STATEMENT
COMPENSATION TABLES

(18)	These RSAs were scheduled to as to one-third on March 4, 2023, March 4, 2024 and March 4, 2025. Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in these RSAs.

(19)

These performance-based RSUs were scheduled to vest on March 4, 2025 in an amount to be determined based upon the achievement of certain stock price performance targets. Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in these RSUs.

(20)	These RSAs were scheduled to vest on March 4, 2025. Due to Mr. Cywinski’s termination in January 2023, he is not entitled to vest in these RSAs.

(21)	These NQSOs became exercisable as to one-third on each of February 26, 2021, February 26, 2022, and February 26, 2023

(22)	These RSAs vested on February 26, 2023.

(23)	These RSAs vested as to one-third on each of December 15, 2021 and December 15, 2022 and will vest as to one-third on December 15, 2023.

(24)	These RSAs vested as to one-third on each of March 4, 2022 and March 4, 2023 and will vest as to one-third on March 4, 2024.

(25)	These RSAs vested as to one-third on May 17, 2022 and will vest as to on-third on each of May 17, 2023 and May 17, 2024.

2022 Option Exercises and Stock Vested

The following table provides information on stock option exercises and vesting of stock awards by the NEOs during the fiscal year ended December 31, 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

John W. Peyton	—	—	31,713	2,462,007

Vance Y. Chang	—	—	2,925	201,942

John C. Cywinski	—	—	4,253	338,931

Jay D. Johns	—	—	12,841	898,406

Christine Son	—	—	3,753	282,376

(1)	Represents the difference between the market value of the stock on the exercise date and the exercise price times the number of NQSOs exercised.

(2)	Represents the lapsing of restrictions on and the release or issuance, as applicable, of RSAs and RSUs granted to the NEO.

(3)	Represents the product of the number of shares vested and the closing price of the Corporation’s Common Stock on the NYSE on the vesting date.

2022 Nonqualified Deferred Compensation

Pursuant to the Deferred Compensation Plan, certain highly compensated employees can elect to defer up to 80% of their base salary, 100% of annual cash incentive payments and 100% of long-term incentive plan distributions instead of receiving these amounts as payments taxable in the year of receipt.

Under the Deferred Compensation Plan, participants may designate select investment options, approved by the Compensation Committee, in which the deferred compensation payments are deemed to be invested. These investment options are not publicly traded and are only available through variable insurance products. Participants have no ownership interest in the investment option(s) they select, as the investment options are used principally to measure gains or losses. Amounts are credited or debited to a participant’s account balance in accordance with deferral elections made by the participant. There is no guaranteed investment return on any deferred payment amounts.

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2023 PROXY STATEMENT
COMPENSATION TABLES

The unfunded, nonqualified plan structure of the Deferred Compensation Plan is required in order to preserve the beneficial tax deferral treatment for the participants. Amounts in a participant’s deferral account represent unsecured claims against the Corporation’s assets. Deferred amounts together with any credited investment returns are paid out to participants in accordance with their advance written election, either in a lump sum or in annual installment payments commencing on the applicable benefit distribution date selected by the participant. No NEOs participated in the Deferred Compensation Plan during 2022 or had account balances as of December 31, 2022.

Employment Agreements and Equity Awards

The employment agreements for Messrs. Peyton, Chang, and Johns and the employment offer letter and Amended and Restated Executive Severance and Change in Control Policy for Ms. Son provide for severance benefits in the event of termination by the Corporation without “cause,” termination by the executive for “good reason” either prior to or following a “change in control,” termination upon a change in control only, termination due to death, and termination due to disability. While employed with the Corporation, Mr. Cywinski was also subject to an employment agreement that provided for severance benefits upon certain qualifying terminations of employment.

The award agreements under our 2019 Stock Incentive Plan provide for certain treatment of unvested equity awards upon a recipient’s termination of employment. Our RSA and RSU agreements generally provide that an executive shall no longer be entitled to the entire RSA or RSU award if the recipient does not remain continuously employed through the vesting period, except in the case of (i) disability or death, in which case the recipient shall fully vest in the RSAs or RSUs, or (ii) upon a change in control, in which case the recipient shall fully vest in the RSAs or RSUs subject to certain conditions including a qualifying termination. Our NQSO agreement generally provides that NQSOs may not be exercised after a recipient ceases to be employed or engaged by the Corporation except in the case of (i) death or disability, in which case, the recipient shall fully vest in the NQSOs and shall have 12 months from the date of termination to exercise such NQSOs; (ii) retirement, in which case, the recipient shall fully vest in the NQSOs and shall have five years from the date of retirement to exercise such NQSOs; and (iii) a qualifying termination upon a change in control, in which case, the recipient is eligible to receive, subject to certain conditions, the payment of a lump sum amount in cash equal to the product of the excess of the fair market value of the option over the option exercise price and the number of unexercised option shares.

Employment Agreement with John W. Peyton

The employment agreement between the Corporation and Mr. Peyton provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton would be entitled to the following benefits:

•	any accrued base salary through the date of termination and any bonus for the prior fiscal year not yet paid;

•

a lump sum payment equal to two times the sum of his annual base salary, plus the greater of (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then-current fiscal year;

•	the annual bonus payout for Mr. Peyton for the year of termination based on actual performance, prorated for the length of service during such year;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of all make-good RSU and make-good options granted to Mr. Peyton under his employment agreement in connection with the commencement of his employment with the Corporation;

•	the right to exercise any vested stock options or SARs for up to 24 months;

•	accelerated vesting of time-based equity awards (other than the make-good equity awards) that would have vested during the 24-month period following such termination; and

•

vesting of performance-based equity awards based on the portion of the period elapsed prior to the date of termination plus up to 24 months, with each such award to be paid at the time such award would have been paid to Mr. Peyton had he remained employed with the Corporation, based on actual performance during such period.

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2023 PROXY STATEMENT
COMPENSATION TABLES

The employment agreement with Mr. Peyton also provides that, in the event of termination by the Corporation without “cause” or by Mr. Peyton for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Peyton will be entitled to the following benefits:

•

a lump sum payment equal to three times the sum of his base salary, plus the greater of (i) the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed and (ii) Mr. Peyton’s target bonus for the then-current fiscal year;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of all time-based equity awards, including Mr. Peyton’s make-good RSUs and make-good options; and

•

vesting of all performance-based equity awards and long-term cash-based compensation subject to performance-vesting criteria based on the Corporation’s actual performance through the date of such change in control.

Employment Agreement with Vance Y. Chang

The employment agreement between the Corporation and Mr. Chang provides that, in the event of termination by the Corporation without “cause” or by Mr. Chang for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Chang will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	continued insurance coverage for a maximum of 12 months;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 12 months.

The employment agreement with Mr. Chang also provides that, in the event of termination by the Corporation without “cause” or by Mr. Chang for “good reason” within three months prior to or 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Chang will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus the average of his actual bonus attributable to the prior three years or such shorter time as he has been employed;

•	a lump sum payment equal to his prorated bonus for the year of termination based on actual performance through the date of termination;

•	continued insurance coverage for a maximum of 24 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

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2023 PROXY STATEMENT
COMPENSATION TABLES

Employment Agreement with Jay D. Johns

The employment agreement between the Corporation and Mr. Johns entered into on March 9, 2022 provides that, in the event of termination by the Corporation without “cause” or by Mr. Johns for “good reason” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Johns will be entitled to the following benefits:

•	any accrued base salary through the date of termination;

•	a lump sum payment equal to the sum of his annual base salary, plus 100% of his target bonus for the period during which the termination of employment occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of his termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

The employment agreement with Mr. Johns also provides that, in the event of termination by the Corporation without “cause” or by Mr. Johns for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, Mr. Johns will be entitled to the following benefits:

•	a lump sum payment equal to two times the sum of his base salary, plus 200% of his target bonus for the period during which the termination of employment occurs;

•	a lump sum payment equal to his prorated target bonus for the year of termination;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Employment Agreement with John C. Cywinski

The employment agreement between the Corporation and Mr. Cywinski was terminated in connection with his resignation on January 6, 2023. Prior to such termination, the employment agreement provided for severance benefits consistent with the benefits described above for Mr. Johns. Mr. Cywinski did not receive any severance in connection with his resignation from the Company and, accordingly, is excluded from the tables below.

Amended and Restated Executive Severance and Change in Control Policy

As of December 31, 2022, pursuant to the terms of the employment offer letter for Ms. Son and the Amended and Restated Executive Severance and Change in Control Policy, if Ms. Son’s employment is involuntarily terminated by the Corporation without “cause” prior to a “change in control,” upon executing a release of claims in favor of the Corporation, Ms. Son will be entitled to the following benefits:

•	an amount equal to 12 months’ base salary, plus 100% of the target bonus for the performance period in which the termination occurs;

•	full vesting of any unvested time- or service-based stock options, SARs, and other equity-based awards that would have vested during the 12-month period following the date of termination;

•

pro rata vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions that would have vested at the end of the performance period, based on actual performance during such performance period; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

45

2023 PROXY STATEMENT
COMPENSATION TABLES

The Amended and Restated Executive Severance and Change in Control Policy also provides that in the event an executive’s employment is involuntarily terminated by the Corporation without “cause” within 24 months following a “change in control” or an executive’s employment is voluntarily terminated for “good reason” within 24 months following a “change in control,” upon executing a release of claims in favor of the Corporation, the executive will be entitled to the following benefits:

•	an amount equal to 24 months’ base salary, plus 200% of the annual target bonus for the performance period in which the termination occurs;

•	continued insurance coverage for a maximum of 18 months;

•	full vesting of any unvested stock options, SARs, and other equity-based awards;

•	full vesting of any unvested equity-based or long-term cash-based awards subject to performance-based vesting conditions, based on actual performance through the date of the change in control; and

•	the right to exercise any vested stock options or SARs for up to 24 months.

Section 280G of the Code

The employment agreements for Messrs. Peyton, Chang, and Johns as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Ms. Son provide that if any payment or benefit received by the executive would not be deductible by reason of Section 280G of the Code, then the payment or benefits will be reduced until no portion of such payment or benefits is not deductible by reason of Section 280G of the Code, provided that no such reduction will be made unless the net after-tax benefit received by the executive after such reduction would exceed the net after-tax benefit received by the executive if no such reduction was made.

Potential Payments Upon Termination or Change in Control

The information below describes and estimates certain compensation that would become payable under existing plans and arrangements assuming the NEO’s employment had terminated or a “change in control” had occurred on December 31, 2022, based on the Corporation’s closing stock price on December 31, 2022. These benefits are in addition to benefits available generally to salaried employees. Mr. Cywinski did not receive any amounts in connection with his separation from the Corporation and is excluded from the tables below.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Corporation’s stock price. In addition, as of December 31, 2022, the employment agreements for Messrs. Peyton, Chang, and Johns as well as the Amended and Restated Executive Severance and Change in Control Policy applicable to Ms. Son provide that if the payments and benefits to an NEO under his or her respective employment agreement or policy or another plan, arrangement or agreement would subject the NEO to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, if such reduction would result in the NEO receiving a higher net after-tax amount. The amounts reflected in this table do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the applicable employment agreement or policy.

There can be no assurance that a termination or “change in control” would produce the same or similar results as those described if occurring on another date or at another price, or if any assumption used to prepare this information is not correct in fact. Please see “Employment Agreements and Change in Control Provisions” in the Compensation Discussion and Analysis section of this proxy statement for additional information.

46

2023 PROXY STATEMENT
COMPENSATION TABLES

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Peyton, Mr. Chang and Mr. Cywinski, voluntary termination by the participant for “good reason” not in connection with a “change in control”(“CIC”).

	Peyton	Cywinski	Johns	Son	Chang

Cash Severance	$9,000,000	$2,850,000	$2,850,000	$1,497,600	$2,520,000

Pro-Rata Bonus Payment	$937,500	$801,563	$447,188	$263,250	$358,594

Time-Vested NQSO Spread Value	$136,375	$0	$0	$0	$0

Time-Vested RSA and RSU	$3,679,016	$1,799,691	$799,554	$650,457	$796,647

Cash LTIP Value	$2,436,977	$637,614	$603,185	$161,329	$382,568

Performance- and Time-Vested RSU Value	$1,785,074	$2,519,585	$470,970	$259,083	$282,582

Welfare Benefit Value	$29,337	$27,869	$21,154	$26,634	$38,313

Outplacement	$10,000	$10,000	$5,000	$5,000	$10,000

Severance Reduction (if applicable)	$0	$0	$887,056	$300,113	$0

Total	$18,014,278	$8,646,322	$4,309,995	$2,563,240	$4,388,704

The following table presents payments for involuntary termination by the Corporation for reasons other than “cause” or, in the case of Mr. Peyton, Mr. Chang and Mr. Cywinski, voluntary termination by the participant for “good reason” in connection with a CIC.

	Peyton	Cywinski	Johns	Son	Chang

Cash Severance	$6,000,000	$1,342,058	$1,226,917	$716,097	$1,260,000

Pro-Rata Bonus Payment	$937,500	$0	$0	$0	$0

Time-Vested NQSO Spread Value	$136,375	$0	$0	$0	$0

Time-Vested RSA and RSU	$3,248,780	$484,435	$414,732	$361,889	$281,204

Cash LTIP Value	$2,436,977	$327,301	$304,348	$53,776	$196,381

Performance- and Time-Vested RSU Value	$0	$819,446	$0	$0	$0

Welfare Benefit Value	$29,337	$18,579	$14,103	$17,756	$19,156

Outplacement	$10,000	$10,000	$5,000	$5,000	$10,000

Total	$12,798,969	$3,001,819	$1,965,100	$1,154,518	$1,766,741

The following table presents payments for retirement.

	Peyton	Cywinski	Johns	Son	Chang

Time Vested NQSO Spread Value	$0	$0	$0	$0	$0

Time Vested RSA and RSU Value	$0	$0	$0	$0	$0

Cash LTIP Value	$0	$0	$304,348	$0	$0

Performance and Time-Vested RSU Value	$0	$0	$0	$0	$0

Total	$0	$0	$304,348	$0	$0

47

2023 PROXY STATEMENT
COMPENSATION TABLES

The following table presents payments upon a CIC only and no termination of employment.

	Peyton	Cywinski	Johns	Son	Chang

Time-Vested NQSO Spread Value	$0	$0	$0	$0	$0

Time-Vested RSA and RSU	$0	$0	$0	$0	$0

Cash LTIP Value	$0	$0	$0	$0	$0

Performance- and Time-Vested RSU Value	$0	$0	$0	$0	$0

Total	$0	$0	$0	$0	$0

The NEOs have contractual entitlements to double trigger treatment with respect to cash severance and the vesting of outstanding equity and cash LTIP awards. In the event of a change-in-control where the acquiring entity does not assume outstanding awards, the Compensation Committee may exercise discretion to provide for the accelerated vesting of outstanding equity and cash LTIP awards.

The following table presents payments upon termination of employment due to disability or death.

	Peyton	Cywinski	Johns	Son	Chang

Pro-Rata Bonus Payment	$937,500	$801,563	$447,188	$263,250	$358,594

Time Vested NQSO Spread Value	$136,375	$0	$0	$0	$0

Time Vested RSA and RSU Value	$3,679,016	$1,799,691	$799,554	$650,457	$796,647

Cash LTIP Value	$1,213,996	$327,301	$304,348	$53,776	$196,381

Performance and Time-Vested RSU Value	$0	$819,446	$0	$0	$0

Total	$5,966,888	$3,748,001	$1,551,090	$967,484	$1,351,622

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of John W. Peyton, our CEO. Consistent with the Compensation Committee’s approach to our executive compensation program, we set compensation using a market-based approach. Accordingly, we strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies amongst each local market in order to allow us to provide a competitive compensation package.

Ratio

For 2022,

•	The median of the annual total compensation of all of our employees other than Mr. Peyton, was $158,934.

•

Mr. Peyton’s annual total compensation was $4,520,578. The total used for purposes of the CEO pay ratio differs from the amount reported in the Total column of the 2022 Summary Compensation Table due to the inclusion of the company-paid portion of insurance premiums, which are excluded for Summary Compensation Table purposes.

•	Based on this information, the ratio of the annual total compensation of Mr. Peyton to the median of the annual total compensation of all employees is estimated to be 28 to 1.

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2023 PROXY STATEMENT
COMPENSATION TABLES

Identification of Median Employee

We used a median employee identification date of November 28, 2022 to calculate our CEO Pay Ratio. In prior years we used December 31 as our employee identification date. We made this change because of our acquisition of Fuzzy’s Taco Shop in December 2022, the timing of which made use of the December 31 date administratively unfeasible. In addition, using the November 28 date ensured maximum year-to-year consistency in the employee population considered. As of the November 28, 2022 median employee identification date, we had 524 employees, with 506 employees based in the United States, ten in Mexico, five in the United Arab Emirates, and three in Canada. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for five percent or less of the Corporation’s total number of employees. The Corporation applied this de minimis exemption when identifying the median employee by excluding the 18 employees located outside of the United States. In determining the median employee, 506 employees in the United States and no employees located outside of the United States were used for the pay ratio calculation.

For purposes of identifying the 2022 median employee from our employee population base, we considered the annual total sum of base salary, wages, overtime, and target bonus, as applicable, compiled from our human resources records. We selected these compensation measures as they represent the principal forms of compensation delivered to all of our employees and this information is readily available. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 31, 2022 and annualized the compensation of any employee who was employed by us for less than the entire year.

Using this methodology, we determined that our median employee was a full-time, salaried employee located in Florida. In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules except that we elected to include the company-paid portion of health insurance premiums, which are normally excluded from the calculation of total compensation for purposes of the Summary Compensation Table.

49

2023 PROXY STATEMENT
Pay vs. Performance Comparison

Pay vs. Performance Comparison
Our executive compensation programs are intended to link a substantial portion of our NEOs’ realized compensation to the achievement of our financial, operational, and strategic objectives, and to align our NEOs’ pay with changes in the value of our shareholders’ investments. For further information concerning the
Company’s
variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement. As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (“CAP”) (as defined in Item 402(v)) and performance for fiscal years 2022, 2021 and 2020.

							Ending Value of Initial Fixed $100 Investment Based on:		(Stated in millions)

Year	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(1)(2) ($)	Summary Compensation Table Total for former CEO(3) ($)	Compensation Actually Paid to former CEO (2) (3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(4) ($)	Average Compensation Actually Paid to Non-CEO NEOs (2)(4) ($)	Total Shareholder Return	Comparator Group Total Shareholder Return (5)	Net Income (Loss) ($)	Adjusted EBITDA(6) ($)

2022	4,425,333	3,393,551	—	—	2,352,870	2,010,378	$81.12	$107.12	81.1	251.9

2021	10,838,013	11,859,651	57,039	10,484,875	1,758,544	2,852,913	$92.16	$130.52	97.9	253.3

2020	—	—	1,753,758	(29,514,726)	1,641,151	(3,942,916)	$70.35	$109.24	104.3	273.5

(1)	The dollar amounts shown reflect the total compensation reported for our CEO, Mr. Peyton, in the Summary Compensation Table for fiscal years 2022 and 2021.

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our CEO or other NEOs during the applicable year, but also include (i) the year-end
fair value of equity awards granted during the reported year and (ii) the change in the fair value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, expired, or were cancelled, or through the end of the reported fiscal year.

(3)	The dollar amounts shown reflect the total compensation reported for our former CEO, Mr. Stephen Joyce, in the Summary Compensation Table for fiscal years 2021 and 2020.

(4)
For 2022, reflects the total compensation reported in the Summary Compensation Table for our NEOs other than our CEO, as described in the CD&A of this proxy statement. For 2021, reflects compensation information for Mr. Chang, Ms. Hall, Mr. Cywinski, Mr. Johns, and Ms. Son, and for Mr. Thomas H. Song, our former Chief Financial Officer. For 2020, reflects compensation information for Messrs. Cywinski, Johns, Song, and Mr. Bryan R. Adel, our former Senior Vice President, Legal, General Counsel, and Secretary.

(5)
Reflects cumulative total shareholder return of our peer group companies (BJ’s Restaurants, Inc.; Bloomin’ Brands Inc.; Brinker International, Inc.; Choice Hotels International, Inc.; Cracker Barrel Old Country Store, Inc.; Dave & Buster’s Entertainment, Inc.; Denny’s Corporation; Jack in the Box Inc.; Papa John’s International, Inc.; Red Robin Gourmet Burgers, Inc.; Ruth’s Hospitality Group, Inc.; Shake Shack Inc.; Texas Roadhouse, Inc.; The Cheesecake Factory Incorporated; The Wendy’s Company; Wingstop Inc.; and Wyndham Hotels and Resorts, Inc.) as of the end of each year indicated, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated.

(6)	Adjusted EBITDA includes income before interest, taxes, depreciation and amortization.

50

2023 PROXY STATEMENT
Pay vs. Performance Comparison

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the ta ble a
bove, the following
amo
unts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table (
SCT
):

Year	Summary Compensation Table Total for CEO ($)	Reported Value of Equity Awards for CEO(1) ($)	Equity Award Adjustments for CEO(2) ($)	Compensation Actually Paid to CEO ($)

2022(3)	4,425,333	(2,450,060)	1,418,278	3,393,551

2021(3)	10,838,013	(6,326,281)	7,347,919	11,859,651

(4)	57,039	0	10,427,836	10,484,875

2020(4)	1,753,758	0	(31,268,484)	(29,514,726)

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the “Stock Awards” and “Option Awards” columns in the SCT for each applicable year.

(2)	Represents the year-over-year change in the fair value of equity awards to our CEO, as itemized in the table below. No awards vested in the year they were granted.

(3)	Values on this row relate to our Chief Executive Officer, Mr. Peyton.

(4)	Values on this row relate to our former Chief Executive Officer, Mr. Joyce.

Fair Value of Equity Awards for CEO	2022(1) ($)	2021(1) ($)	2021(2) ($)	2020(2) ($)

As of year-end for awards granted during the year	2,225,159	7,347,919	0	0

Year-over-year increase (decrease) of unvested awards granted in prior years	(820,436)	0	0	(15,586,021)

Increase (decrease) from prior fiscal year-end for awards that vested during the year	13,555	0	10,427,836	(15,682,464)

Total Equity Award Adjustments	1,418,278	7,347,919	10,427,836	(31,268,484)

(1)	Values in this column relate to our CEO, Mr. Peyton.

(2)	Values in this column relate to our former CEO, Mr. Joyce.
To calculate the amounts in the “Average Compensation Actually Paid to
Non-CEO
NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-CEO
named executive officers for each applicable year, as reported in the SCT for that year:

Year	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Reported Value of Equity Awards for Non-CEO NEOs(1) ($)	Average Equity Award Adjustments for Non-CEO NEOs(2) ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)

2022	2,352,870	(1,234,459)	891,967	2,010,378

2021	1,758,544	(433,086)	1,838,076	2,852,913

2020	1,641,151	(272,208)	(5,019,625)	(3,942,916)

(1)
Represents the average of the grant date fair value of the equity awards to our named executive officers (other than our CEO), as reported in the “Stock Awards” column in the SCT for each applicable year.

(2)
Represents the average of the year-over-year change in the fair value of equity awards to our named executive officers (other than our CEO), as itemized in the table below. No awards vested in the year they were granted.

51

2023 PROXY STATEMENT
Pay vs. Performance Comparison

Fair Value of Equity Awards for Non-CEO NEOs	2022 ($)	2021 ($)	2020 ($)

As of year-end for awards granted during the year	1,132,473	564,471	245,882

Year-over-year increase (decrease) of unvested awards granted in prior years	(218,368)	1,131,852	(5,078,860)

Increase (decrease) from prior fiscal year-end for awards that vested during the year	(22,138)	141,753	(186,647)

Total Equity Award Adjustments	891,967	1,838,076	(5,019,625)
Financial Performance Measures
The following table identifies the five most important financial performance measures used by our Compensation Committee to link the “compensation actually paid” (
CAP
) to our CEO and other NEOs in 2022, calculated in accordance with SEC regulations, to our performance. The role of each of these performance measures on our
NEO
s’ compensation is discussed in the CD&A above.

Financial Performance Measures

Adjusted EBITDA

Same-Restaurant Sales

Net Development

Total Shareholder Return
Relationship to Compensation Actually Pai
d
The following chart shows the relationship between the numbers calculated as compensation actually paid for the CEO and for the non-CEO NEOs (averaged), the Corporation’s total shareholder return, and the total shareholder return of the designated peer group. Note that CEO CAP shown is the aggregate CAP paid to both our current CEO, Mr. Peyton, and our previous CEO, Mr. Joyce, for 2021.

The following chart shows the relationship between the numbers calculated as compensation actually paid for the CEO and for the non-CEO NEOs (averaged), the Corporation’s net income. Note that CEO CAP shown is the aggregate CAP paid to both our current CEO, Mr. Peyton, and our previous CEO, Mr. Joyce, for 2021.

52

2023 PROXY STATEMENT
Pay vs. Performance Comparison

The following chart shows the relationship between the numbers calculated as compensation actually paid, for the CEO and for the non-CEO NEOs (averaged), and the Corporation’s Adjusted EBITDA. Note that CEO CAP shown is the aggregate CAP paid to both our current CEO, Mr. Peyton, and our previous CEO, Mr. Joyce, for
2021
.

53

2023 PROXY STATEMENT
Equity Compensation Plan Information

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about Common Stock that may be issued under the 2019 Stock Incentive Plan.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($) /Share	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

Equity Compensation Plans approved by security holders	539,575	75.65	2,097,967

Equity Compensation Plans not approved by security holders	—	—	—

Total	539,575	75.65	2,097,967

54

2023 PROXY STATEMENT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following members of the Board of Directors served on the Compensation Committee during 2022: Howard M. Berk (Chair), Caroline W. Nahas and Lilian C. Tomovich. None of the Corporation’s executive officers or directors served on the board of directors of any entities whose directors or officers served on the Compensation Committee of the Board of Directors. No current or past executive officers or employees of the Corporation serve on the Compensation Committee and no Compensation Committee member had a relationship during 2022 that would require disclosure pursuant to Item 404 of Regulation S-K.

55

2023 PROXY STATEMENT
INFORMATION ABOUT OUR EXECUTIVE OFFICERS

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

General. The following table sets forth certain information with respect to each person who is currently an executive officer of the Corporation:

Name	Age	Position and Offices with the Corporation

John W. Peyton	56	Chief Executive Officer

Vance Y. Chang	47	Chief Financial Officer

Tony E. Moralejo	58	President, Applebee’s

Jay D. Johns	62	President, IHOP

Christine K. Son	48	Senior Vice President, Legal, General Counsel and Secretary

Executive officers of the Corporation are appointed by, and serve at the discretion of, the Board of Directors.

Biographical information for Mr. Peyton is provided in the section entitled “Proposal One: Election of Directors” Certain biographical information for the other executive officers is set forth below.

Mr. Chang was appointed as Chief Financial Officer of the Corporation in June 2021. Mr. Chang served as the Chief Financial Officer of Exer Urgent Care, a medical services company, from 2019 to 2021. From 2016 to 2019, Mr. Chang was the Chief Financial Officer for YogaWorks. In October 2020, YogaWorks filed bankruptcy and sold its assets, which the company stated was largely due to the impact of the COVID-19 pandemic on their business.

Mr. Moralejo was appointed to the position of President, Applebee’s Business Unit in January 2023. Mr. Moralejo served as President, International and Global Development of the Corporation from February 2020 to January 2023. From August 2016 to February 2020, Mr. Moralejo was Executive Vice President, International Business & Global Development at Cajun Operating Company.

Mr. Johns was appointed to the position of President, IHOP in June 2019. Mr. Johns served as the Senior Vice President, Operations for IHOP from April 2017 to June 2019. Mr. Johns has been with the Corporation in various operations leadership roles since February 2009, including serving as the Senior Vice President, Strategic Operations Implementation from November 2013 to April 2017.

Ms. Son was appointed as Senior Vice President, Legal, General Counsel and Secretary of the Corporation in April 2021. Ms. Son joined the Corporation in 2011 and served as Vice President, Deputy General Counsel and Assistant Secretary from 2019 to 2021 and as Vice President, Associate General Counsel from 2014 to 2019.

56

2023 PROXY STATEMENT
AUDIT-RELATED MATTERS

AUDIT-RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has determined that:

•

each Audit Committee member is “independent” under the corporate governance listing standards of the NYSE and is or will become “financially literate,” as defined by the NYSE, within a reasonable period of time after appointment to the Audit Committee;

•	each member of the Audit Committee satisfies the “financial management expertise” standard, as required by the NYSE; and

•	Douglas M. Pasquale, Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by the SEC.

Management is responsible for the preparation of financial statements and the financial reporting process, including the system of internal controls over financial reporting. Ernst & Young LLP (“Ernst & Young”), the Corporation’s independent auditor, is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for assisting the Board of Directors in monitoring:

•	the integrity of the Corporation’s financial statements;

•	the Corporation’s compliance with legal and regulatory requirements;

•	the Corporation’s independent auditor’s qualifications and independence; and

•	the performance of the Corporation’s independent auditor and the Corporation’s internal audit function.

It is the Audit Committee’s policy to review and approve in advance all proposed audit and non-audit services to be provided by the Corporation’s independent auditor.

During 2022, the Audit Committee met nine times and held separate discussions with management, the Corporation’s internal auditors and Ernst & Young. The Audit Committee reviewed and discussed the Corporation’s interim financial information contained in each quarterly earnings announcement with the Corporation’s Chief Executive Officer, Chief Financial Officer, General Counsel and Ernst & Young prior to public release. The Audit Committee reviewed the Corporation’s quarterly financial statements with management and Ernst & Young.

Management has represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with management and Ernst & Young the Corporation’s fiscal year ended December 31, 2022 annual consolidated financial statements. The Audit Committee has also discussed the following with Ernst & Young:

•

the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC which include, among other items, matters related to the conduct of the audit of the Corporation’s annual consolidated financial statements;

•

the critical accounting policies and practices used in the preparation of the Corporation’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that Ernst & Young discussed with management, the ramifications of using such alternative treatments, and the treatment preferred by Ernst & Young; and

•	other written communications between Ernst & Young and management.

In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young the firm’s independence from the Corporation and management, including all relationships between Ernst & Young and the Corporation.

57

2023 PROXY STATEMENT
AUDIT-RELATED MATTERS

The Audit Committee has considered whether the provision of non-audit services by Ernst & Young in the fiscal year ended December 31, 2022 is compatible with maintaining the auditors’ independence and determined that the provision of non-audit services by Ernst & Young is compatible with maintaining the auditors’ independence. The Audit Committee discussed with the Corporation’s internal auditors, Ernst & Young and management the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their respective audits, the evaluations of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee also discussed with Ernst & Young whether there were any audit problems or difficulties, and management’s response. In addition, the Audit Committee monitored the Corporation’s compliance activities relating to the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

The Audit Committee also selected Ernst & Young as the Corporation’s independent auditor for the fiscal year ending December 31, 2023. The Board of Directors is recommending that stockholders ratify this appointment at the Annual Meeting.

THIS REPORT IS SUBMITTED BY THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Douglas M. Pasquale (Chairman)

Howard M. Berk

Susan M. Collyns

Richard J. Dahl

Martha C. Poulter

Independent Auditor Fees

The following table sets forth information concerning Ernst & Young’s fees for the fiscal years ended December 31, 2022 and 2021. All of the fees shown in the table were approved by the Audit Committee in conformity with its pre-approval process.

Type of Fee	2022	2021

Audit Fees	$1,895,500	$1,585,000

Audit-Related Fees	$—	$—

Tax Fees	$54,073	$58,608

All Other Fees	$2,000	$2,000

Total	$1,951,573	$1,645,608

Audit Fees comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Corporation’s annual financial statements (including services incurred in rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Audit fees also include fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees comprise fees for services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements, including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and review of retirement and other benefit-related programs.

Tax Fees comprise fees for tax compliance, tax planning, and tax advice, including the provision of such services in connection with business acquisition and divestiture activities.

All Other Fees consists of fees relating to other non-audit and non-tax services.

58

2023 PROXY STATEMENT
AUDIT-RELATED MATTERS

Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The Audit Committee reviews and, as appropriate, approves in advance the independent auditor’s annual engagement letter, including the proposed fees contained therein. The Audit Committee also reviews all audit and permitted non-audit engagements and relationships between the Corporation and its independent auditor, and approves in advance all of the fees related thereto. These services may include audit services, audit-related services, tax services, and other specifically designated non-audit services.

59

2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has designated the ten nominees listed below for election as directors of the Corporation, each to serve for a term of one year that will expire at the Corporation’s 2023 annual meeting of stockholders.

Your proxy will be voted as specified thereon or, if no instructions are given, for the Board of Directors nominees; however, the persons designated to vote proxies reserve full discretion to vote the shares represented by the proxies for the election of any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees, each of whom currently serves on the Board of Directors, will be unavailable or unable to serve if elected.

The Board of Directors believes that each of the director nominees and continuing directors is well qualified to serve on the Board of Directors, and each of the nominees brings his or her particular business, industry and financial experience and expertise to the Board of Directors. The Board of Directors believes that the backgrounds and qualifications of all of the directors, considered as a group, provide a complementary blend of diversity, experience, knowledge, and abilities.

The following paragraphs give the name and age of each director nominee, as well as each nominee’s business experience over the last five years or more. Immediately following the description of each nominee’s business experience is a description of the particular experience, skills and qualifications that were instrumental in the Nominating and Corporate Governance Committee’s determination that the nominee should serve as a director of the Corporation.

Howard M. Berk (age 58)	Mr. Berk has served on the Corporation’s Board of Directors since 2009. Since 2021, Mr. Berk has been a Senior Advisor of BDT & MSD Partners, a merchant bank with an advisory and investment platform. From 2002 to 2021, Mr. Berk was a Partner at MSD Capital/MSD Partners, L.P., a private investment firm. From 1998 to 2002, Mr. Berk was managing director of TG Capital Corp., an investment group that manages the capital of a single family and acquires and invests in both public and private companies. From 1995 to 1998, Mr. Berk was with The Stenbeck Group, acquiring and managing businesses in multiple countries. Prior to that, he was with Goldman, Sachs & Co., where he worked in the principal investment area, as well as the mergers and acquisitions department. Mr. Berk’s qualifications to sit on the Corporation’s Board of Directors include his experience in dealing with public company boards of directors from a public investor perspective and his experience in finance and managing and investing private capital.

Susan M. Collyns (age 56)	Ms. Collyns is a Senior Advisor to The Beachbody Company and was formerly the President and Chief Financial Officer of The Beachbody Company, a health, fitness, and nutrition company, from August 2014 to May 2022. Previously, Ms. Collyns served as the Chief Financial Officer of Dun and Bradstreet Credibility Corp., a financial data subscription business, from July 2012 to August 2014. From 2001 to 2011, Ms. Collyns served as Chief Financial Officer and Chief Operating Officer of California Pizza Kitchen, Inc. Ms. Collyns served on the board of directors of Waitr Holdings Inc. from May 2019 to November 2019 and was the chair of its compensation committee and the chair of its audit committee. Ms. Collyns previously served on the board of directors and audit committee of Potbelly, Inc. from May 2018 to May 2019. Ms. Collyns also served on the board of directors of Zoe’s Kitchen, Inc. from February 2014 to November 2018, where she served as the chair of the audit committee and was a member of the nominating and governance committee. Ms. Collyns’ qualifications to sit on the Corporation’s Board of Directors include her deep and pertinent restaurant and food service industry insight and her expertise in accounting, finance and operations.

60

2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Richard J. Dahl (age 71)	Mr. Dahl serves as the Corporation’s independent Chairman of the Board of Directors, a position he has held since September 2017. From March 2017 to September 2017, Mr. Dahl served as the Chairman of the Board of Directors and Interim Chief Executive Officer of the Corporation. He also served briefly as Interim President, Applebee’s Business Unit in March 2017 prior to Mr. Cywinski’s appointment to that role. He has served on the Corporation’s Board of Directors since 2004 and served as the Corporation’s Lead Director from January 2010 to March 2017. Mr. Dahl served on the board of directors of the James Campbell Company LLC, a privately-held, nationally diversified real estate company, from 2010 to May 2019 and previously served as the president and chief executive officer of James Campbell Company LLC from August 2010 to December 2016 and the chairman of the board of directors from 2010 to May 2018. He has been a member of the board of directors of Hawaiian Electric Industries, Inc. since January 2017 and served as a member of the board of directors of its subsidiary Hawaiian Electric Company, Inc., from January 2017 to May 2019 and American Savings Bank from September 2022 to the present. He has been a member of the boards of directors of IDACORP, Inc. and its principal subsidiary, Idaho Power Company, since 2008 and has been chairman of the boards since May 2019. He served as a member of the board of directors of International Rectifier Corporation from February 2008 to January 2015 and as chairman of the board from May 2008 to January 2015. Mr. Dahl also served on the board of directors and as president and chief operating officer of Dole Food Company, Inc. from 2004 to 2007. Mr. Dahl’s qualifications to sit on the Corporation’s Board of Directors include his experience in senior management of public and private companies, including service as chairman, president, chief executive officer, chief operating officer and chief financial officer, his experience on the boards of directors of public companies, including service as the former chairman of the Audit Committee of the Corporation and on the audit committees of other public companies and his experience as a certified public accountant.

Michael C. Hyter (age 66)	Mr. Hyter has served on the Corporation’s Board of Directors since July 2020. Mr. Hyter has served as the President and Chief Executive Officer of the Executive Leadership Council since March 2021, a membership organization for Black CEOs, board directors, and senior executives. Mr. Hyter was the Chief Diversity Officer at Korn Ferry International, an organizational and people advisory firm, from June 2020 to February 2021, and was Managing Partner of Korn Ferry International from September 2012 to June 2020. Previously, Mr. Hyter served as the President and Managing Partner of Global Novations LLC, a provider of diversity, inclusion, and leadership development solutions, from 2006 to September 2012. From 2001 to 2006, Mr. Hyter served as President and Chief Executive Officer of Novations LLC. Mr. Hyter’s qualifications to sit on the Corporation’s Board of Directors include his prior experience in senior executive positions, his experience in management, and his leadership in diversity and inclusion-driven corporate growth strategies.

61

2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Carline W. Nahas (age 74)	Ms. Nahas has served on the Corporation’s Board of Directors since 1992. She has served as Senior Advisor of Korn Ferry, an organizational and people advisory firm, since September 2019 and previously served as Vice Chair of Korn Ferry from January 2015 to September 2019. From 1998 to 2015, she held the position of managing director, Southern California, or similar positions, at Korn/Ferry International. She also served as a member of the executive committee of Korn/Ferry International from 1995 until 1998. Ms. Nahas is the former chairman of the board of directors and served in various capacities on the board of the United Way of Greater Los Angeles. Ms. Nahas currently serves as Chair of the Board of Advisors of the UCLA Anderson School of Management, previously serving as Vice Chair and Executive Committee member of the Board. She previously served as a director of the Los Angeles Chamber of Commerce and Town Hall Los Angeles. Ms. Nahas’ qualifications to sit on the Corporation’s Board of Directors include her experience in a senior executive position with a professional services firm, her expertise in executive recruiting, human resources and compensation matters, and her leadership experience on for-profit and not-for-profit boards of directors.

Douglas M. Pasquale (age 68)	Mr. Pasquale has served on the Corporation’s Board of Directors since March 2013. He has served as chief executive officer of Capstone Enterprises Corporation, an investment and consulting firm, since January 2012. From September 2021 through March 2022, Mr. Pasquale served as Interim CEO of Sunstone Hotel Investors, a lodging REIT, and served as Executive Chairman of Sunstone Hotel Investors through August 2022. Mr. Pasquale served as Nationwide Health Properties’ chairman of the board of directors from 2009 to 2011, president and chief executive officer from 2004 to 2011 and executive vice president and chief operating officer from 2003 to 2004. Mr. Pasquale served as a director of Nationwide Health Properties from 2003 to 2011. He also served on the board of directors of Ventas, Inc. from 2011 to May 2017. Mr. Pasquale has served on the board of directors of Alexander & Baldwin, Inc. since 2005, Terreno Realty Corporation since 2010 and Sunstone Hotel Investors, Inc. since 2011. Mr. Pasquale’s qualifications to sit on the Corporation’s Board of Directors include his prior experience in senior executive positions at public and private companies, his experience in management, accounting, finance, mergers, acquisitions and strategic planning, and his service on the boards of directors of public and private companies.

John W. Peyton (age 56)	Mr. Peyton has served as the Chief Executive Officer of the Corporation since January 2021. Mr. Peyton served as President and Chief Executive Officer of Realogy Franchise Group from 2016 to December 2020. Prior to Realogy, Mr. Peyton spent 17 years with Starwood Hotels and Resorts Worldwide, holding various positions including Chief Marketing Officer, Senior Vice President of Global Operations and Chief Operations Officer, North America Hotel Division, among others.

62

2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

Martha C. Poulter (age 55)	Ms. Poulter has served on the Corporation’s Board of Directors since September 2021. Ms. Poulter is Senior Vice President and Chief Information Officer for Royal Caribbean Group, a global cruise holding company. In this role, she leads Royal Caribbean Group’s global IT team both on shore and shipboard across multiple brands including Royal Caribbean International, Celebrity Cruises, and Silversea Cruises. Prior to joining Royal Caribbean in 2018, Ms. Poulter was Executive Vice President and Chief Information Officer at Starwood Hotels & Resorts Worldwide, Inc. Before joining Starwood in 2014, Ms. Poulter served as Vice President and Chief Information Officer at GE Capital with global responsibility for IT strategy and operations. Ms. Poulter holds a B.S.E. degree in Computer Science and Engineering from the University of Connecticut and completed her M.B.A. at the University of New Haven. Ms. Poulter’s qualifications to sit on the Corporation’s Board of Directors include her many years of information and IT operations leadership experience in various industries, including hospitality and financial services.

Arthur F. Starrs (age 46)	Mr. Starrs is Chief Executive Officer of Topgolf International, Inc., a sports entertainment company, and has served in such capacity since April 2021. Mr. Starrs is responsible for Topgolf’s global businesses which include domestic and international Topgolf venues, Toptracer, and Topgolf Media. Prior to Topgolf, Mr. Starrs was the Global CEO of Pizza Hut, a division of Yum! Brands and global restaurant business, from July 2019 until April 2021. He was President of Pizza Hut U.S. from April 2016 to July 2019, General Manager of Pizza Hut U.S. October 2015 to April 2016. Prior to that he served as Chief Financial Officer of Pizza Hut U.S. from January 2014 to October 2015 and Vice President – Finance from August 2013 to December 2013. He previously served on the board of directors for Grubhub, Inc. and currently serves as a board member for Five Iron Golf. He is a member of numerous non-profit boards, including The First Tee of Greater Dallas, First Book, The Greater Dallas Youth Orchestra, and Greenhill School. Mr. Starrs’ qualifications to sit on the Corporation’s Board of Directors include his franchise experience across the restaurant and hospitality industries, his experience in management and finance, and his service on the boards of directors or public and private companies.

Lilian C. Tomovich (age 55)	Ms. Tomovich has served on the Corporation’s Board of Directors since January 2017. Ms. Tomovich has served as the Chief Marketing Officer of Barclays US Consumer Bank since September 2021. Ms. Tomovich served as the Chief Marketing Officer of Grove Collaborative, a home essentials company, from August 2020 to February 2021. She served as the Chief Experience Officer and Chief Marketing Officer for MGM Resorts International, a global hospitality company, from July 2014 to December 2019. Ms. Tomovich served as the Senior Vice President, US Consumer Marketing for MasterCard Worldwide, a global payments solutions company, from 2013 to 2014 and was the country head of Marketing for Canada from 2010 to 2013. Ms. Tomovich’s qualifications to sit on the Corporation’s Board of Directors include her 25 years of marketing experience across all channels in the hospitality, retail, financial services, and telecom industries.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION

OF ALL OF THE DIRECTOR NOMINEES.

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2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT AUDITOR FOR THE 2023 FISCAL YEAR

Ernst & Young LLP served as the Corporation’s independent auditor for the fiscal year ended December 31, 2022 and the Audit Committee has unanimously selected Ernst & Young LLP to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2023.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders do not approve this proposal, the Audit Committee will reconsider the appointment of Ernst & Young LLP as the Corporation’s independent auditor.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT

AUDITOR FOR THE 2023 FISCAL YEAR.

PROPOSAL THREE: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, the Board of Directors provides stockholders with the opportunity to cast an advisory vote on the Corporation’s executive compensation. Pursuant to an advisory vote at our 2017 annual meeting, our stockholders elected to hold such advisory votes on an annual basis until the next vote regarding the frequency of future advisory votes, which will occur at the Annual Meeting (Proposal Four).

The core of the Corporation’s executive compensation policies and practices continues to be to pay-for-performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Board of Directors believes the Corporation’s compensation programs and policies are strongly aligned with the long-term interests of the stockholders of the Corporation.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on executive compensation, including the Corporation’s compensation philosophy and objectives and the 2022 compensation of the Corporation’s NEOs.

The Board of Directors recommends that stockholders indicate their support for the compensation of the Corporation’s NEOs and the Corporation’s compensation philosophy as described in this proxy statement by approving the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Corporation’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table, other compensation tables, narrative discussion and related disclosure.”

Although this vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL,

ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE CORPORATION’S NAMED

EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL FOUR: APPROVAL, ON AN ADVISORY BASIS, OF WHETHER THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS SHOULD OCCUR EVERY ONE, TWO OR THREE YEARS

Pursuant to Section 14A of the Exchange Act, stockholders are being asked to vote on the frequency of future stockholder advisory votes on executive compensation – whether an advisory vote on our executive compensation should be held every one, two or three years. Stockholders also may abstain from voting on this proposal. We currently hold advisory votes on executive compensation annually, consistent with the recommendation of our stockholders at the 2017 annual meeting. Stockholders are provided an opportunity to vote on the frequency of future stockholder advisory votes on executive compensation at least once every six years.

We believe that it is important to give our stockholders the opportunity to provide input on our executive compensation in a consistent and meaningful manner. As such, the Board of Directors believes that our stockholders should continue to have the opportunity to voice their approval or disapproval of our executive compensation each year. The Board of Directors believes that annual votes will facilitate the highest level of accountability to and communication with our stockholders.

Although this vote is advisory and therefore non-binding on the Corporation, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency with which advisory votes on executive compensation should be held. Stockholders may vote for the frequency of future advisory votes on executive compensation to occur every “one year,” “two years,” “three years,” or stockholders may abstain from voting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EVERY “ONE YEAR” AS THE

FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE CORPORATION’S NAMED

EXECUTIVE OFFICERS.

PROPOSAL FIVE: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS TO AMEND THE BYLAWS

Background

After careful consideration and upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors recommends that the Corporation’s stockholders approve and adopt an amendment to the Charter to eliminate supermajority voting requirements for stockholders to amend the Corporation’s Bylaws.

The Board of Directors is committed to good corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders. The Charter currently requires that the affirmative vote of holders of at least eighty percent (80%) of the combined voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors is required to amend certain provisions of the Corporation’s Bylaws (the “Supermajority Vote Requirement”). The Corporation established the Supermajority Vote Requirement at a time when it was critical to protect the interests of stockholders by ensuring that changes to certain provisions of the Corporation’s Bylaws have the support of a broad consensus of all stockholders. Such provisions relate to special meetings of stockholders (Article II, Section 3), notice of business requirements (Article II, Section 8), the number and election of directors (Article III, Section 1), director nomination requirements (Article III, Section 2), removal of directors (Article III, Section 3), director vacancies (Article III, Section 4), indemnification (Article VIII) and bylaw amendments (Article IX). If the Corporation’s stockholders approve and adopt the proposed amendment to eliminate the Supermajority Vote Requirement, the Board of Directors will be able to amend all of the Corporation’s Bylaws, without further action of the stockholders, pursuant to clause (b) of Article FIFTH of the Charter.

After considering the advantages and disadvantages of the Supermajority Vote Requirement, the Board of Directors has determined this amendment is responsive to the prevailing views regarding best corporate governance practices as evidenced by the fact that many other public companies have transitioned away from supermajority vote requirements for amendments to bylaws by a corporation’s stockholders. On balance, and in contemplation of the considerations described above, the Board of Directors believes this action is in the best interests of the Corporation and its stockholders.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

The Board of Directors also considered that, under certain circumstances, supermajority voting requirements can provide benefits to the Corporation and its stockholders by making it more difficult for one or a few large stockholders to facilitate a takeover of the Corporation or implement certain fundamental changes to the Corporation without more widespread stockholder support. The Board of Directors continues to believe that requiring a supermajority vote to amend certain provisions of the Charter can facilitate corporate governance stability by requiring broad stockholder support in order to effect fundamental changes.

Conforming Change to the Bylaws

The Corporation’s Bylaws currently include a conforming supermajority stockholder vote requirement with respect to amendments to the Corporation’s Bylaws. Conditional upon the approval and adoption by the stockholders of the proposed amendment to eliminate the Supermajority Vote Requirement and the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as described below, the Board of Directors has approved an amendment to Article IX, Section 1 of the Corporation’s Bylaws substantially in the form included in Appendix B to this proxy statement to eliminate the supermajority stockholder vote requirement with respect to amendments to the Corporation’s Bylaws. The effectiveness of the foregoing amendment to the Corporation’s Bylaws is conditioned upon, and would only take effect concurrently with, the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Proposed Amendment

The proposed amendment to Article EIGHTH of the Charter is as follows, with deleted text stricken:

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or in the By-Laws of the Corporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation, provided, however, that subject to the powers and rights provided for herein with respect to Preferred Stock issued by the Corporation, if any, but notwithstanding anything else contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, rescind or repeal ~~(i)~~ Article FOURTH, Article FIFTH, Article SIXTH, Article SEVENTH or this Article EIGHTH of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith ~~or (ii) Section 3 or 8 of Article II, Section 1, 2, 3 or 4 of Article III, Article VIII or Article IX of the By-Laws of the Corporation or to adopt any provision inconsistent therewith~~.

The full text of the proposed Amended and Restated Certificate of Incorporation, including the additional proposed amendments discussed in Proposal Six of this proxy statement, is included in Appendix B to this proxy statement.

The affirmative vote of the holders of 80% of the outstanding shares of our common stock is required to authorize the proposed amendment to the Charter. If this proposal to amend the Charter is approved and adopted by our stockholders, we will file an Amended and Restated Certificate of Incorporation for the Corporation with the Secretary of State of the State of Delaware shortly after the Annual Meeting that includes the above-described amendment. If this proposal to amend the Charter is not approved and adopted, the above-described amendment will not become effective. The Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting will also include the amendments described in Proposal Six, if those amendments are also approved and adopted by stockholders.

FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE FOR THIS PROPOSAL.

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2023 PROXY STATEMENT
MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL SIX: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY DELAWARE LAW

Background

The Delaware General Corporation Law (the “DGCL”) was recently amended to permit Delaware companies to exculpate their officers, in addition to their directors, for personal liability in certain actions. After careful consideration, on February 16, 2023, the Board approved and adopted an amendment and restatement of the Charter to include the exculpation of officers pursuant to these recent amendments to the DGCL.

As amended, the DGCL only permits, and our proposed amendment would only permit, exculpation of officers for claims that do not involve breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. In addition, the exculpation of officers would not apply to claims brought by or in the right of the Corporation, such as derivative claims. If the proposed amendment is adopted, the types of claims that would be barred against certain senior officers are a subset of those claims that are already barred against directors under the Charter, as permitted by Delaware law.

Officers, like directors, are exposed to a substantial risk of lawsuits or proceedings seeking to impose personal monetary liability. Officer exculpation is intended to enable our officers to exercise their business judgment in furtherance of the interests of our stockholders while minimizing the potential for distraction posed by frivolous lawsuits and costs which are often borne by the Company either directly, through indemnification, or indirectly through higher insurance premiums. Without officer exculpation, the potential for such frivolous claims may impede the Corporation’s ability to attract and retain quality executives to work on its behalf, present barriers to the Corporation’s ability to accomplish its business objectives due to the diversion of management attention and result in a waste of corporate resources.

The Board believes that eliminating personal monetary liability for officers under the circumstances permitted by the DGCL is reasonable and appropriate. This limitation provides the proper balance between shareholders’ interest in accountability and their interest in limiting the assertion of potentially frivolous claims for negligence. We expect that many of our peers incorporated in Delaware, with whom we compete for executive talent, will adopt exculpation clauses that limit the personal liability of officers in their Certificates of Incorporation. Although the amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer, we believe a failure to adopt the proposed amendment could impact our recruitment and retention of exceptional officer candidates who may conclude that, without the protection of exculpation, the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Corporation.

Taking into account the limits on the type of claims for which officers’ liability would be exculpated, and the benefits the Board believes would accrue to the Corporation and its stockholders, the Board determined that it is in the best interests of the Corporation and our stockholders to amend the Charter as described herein.

Proposed Amendment

The proposed amendment to Article FIFTH, paragraph (e) of the Charter is as follows, with added text underlined and deleted text stricken:

No director or officer shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as it presently exists or may hereafter be amended from time to time~~except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit~~. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this Article FIFTH, paragraph (e), “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

The full text of the proposed Amended and Restated Certificate of Incorporation, including the additional proposed amendments discussed in Proposal Five of this proxy statement, is included in Appendix B to this proxy statement.

The affirmative vote of the holders of 80% of the outstanding shares of our common stock is required to approve and adopt the proposed amendment to the Charter. If this proposal to amend the Charter is approved and adopted by our stockholders, we will file an Amended and Restated Certificate of Incorporation for the Corporation with the Secretary of State of Delaware shortly after the Annual Meeting that includes the above-described amendment. If this proposal to amend the Charter is not approved and adopted, the above-described amendment will not become effective. The Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of Delaware shortly after the Annual Meeting will also include the amendments described in Proposal Five, if those amendments are also approved and adopted by stockholders.

FOR THESE REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE FOR THIS PROPOSAL.

PROPOSAL SEVEN: A STOCKHOLDER PROPOSAL TO PRODUCE A REPORT RELATING TO THE CORPORATION’S CAGE-FREE EGG COMMITMENT

The Corporation received from The Humane Society of the United States (“HSUS”) the following stockholder proposal (for purposes of this section, the “HSUS Proposal”) for action at the Annual Meeting. HSUS has indicated that it has held at least $2,000 in market value of the Corporation’s securities entitled to be voted on the HSUS Proposal for at least one year, and confirmed HSUS’s intention to continue to hold those securities through the date of the Annual Meeting.

The HSUS Proposal will be voted on at the Annual Meeting upon proper presentation by HSUS. The following text of the HSUS Proposal and supporting statement appears exactly as received by the Corporation. All statements contained in the HSUS Proposal are the sole responsibility of HSUS.

HSUS Proposal

THEREFORE, BE IT RESOLVED: Shareholders ask Dine Brands to disclose any updated cage-free egg targets it may have with the goal of accelerating its progress. If the company has no such updated targets, then shareholders ask it to develop and disclose them. This should happen within six months of the 2023 annual meeting, at a reasonable cost, and omitting proprietary information.

Supporting Statement:

This proposal simply seeks updated disclosure from Dine Brands regarding one of its longtime ESG commitments. Corporate accountability for significant policy commitments, particularly those relating to ESG matters, is being subjected to increasing public and stakeholder scrutiny.

In 2022, for example, irregularities in what McDonald’s was publicly reporting (compared to what it was actually doing) on one of its animal welfare commitments were thrust into the global spotlight. This controversy was featured in the Wall Street Journal, New York Times, Washington Post, Bloomberg, Financial Times, BBC, and many other major news outlets. Two board members were challenged in a proxy contest by Carl Icahn, and when Institutional Shareholder Services (ISS) evaluated the issue in detail, it concluded that only “cautionary support” was warranted for them, pointing out that it, “serves as a reminder to shareholders to demand greater specificity from corporate leaders seeking to address ESG concerns[.]”

It is precisely that “greater specificity” which this proposal calls for. Here’s the background:

•	In 2016, Dine Brands pledged to use 100% cage-free eggs by 2025.

•	By 2020, the company was using only about 5% cage-free eggs.

•

In 2021, Dine Brands then announced that it was, “aiming to have at least 20% of our U.S. egg supply chain be cage-free by the end of 2022, 33% by the end of 2023, 66% by the end of 2024, 100% by the end of 2025.”

•	At the time, the company also wrote this: “we continue to work with our suppliers and plan to adjust our targets annually with the goal of accelerating our progress.”

•	However, 2022 came and went with no annual adjustment to these targets.

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MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING

The McDonald’s example above illustrates the need for companies to ensure they take meaningful actions in furtherance of their ESG promises—that they actually do what they say they’ll do. Whether a company keeps or breaks its animal welfare (or other significant policy) commitments can carry weighty consequences indeed.

In this case, shareholders have no information that Dine Brands ever did adjust its cage-free egg targets so as to accelerate its progress.

THE BOARD OF DIRECTORS’ RESPONSE TO THE STOCKHOLDER PROPOSAL

The Board of Directors recommends that you vote AGAINST this proposal.

The Corporation’s disclosures relating to our cage-free egg commitment are available to stockholders in our annual ESG report.

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PROPOSALS OF STOCKHOLDERS

PROPOSALS OF STOCKHOLDERS

The Board of Directors will make provision for presentation of proposals of stockholders at the 2024 annual meeting of stockholders provided such proposals are submitted by eligible stockholders who have complied with the Bylaws of the Corporation and/or the relevant regulations of the SEC. In order for any such proposals to be considered for inclusion in the proxy materials for the 2024 annual meeting of stockholders, the proposal should be mailed to Dine Brands Global, Inc., Attn: Office of the Secretary, 10 West Walnut, Pasadena, California 91103, and must be received no later than [●], 2023.

Stockholders who intend to present a proposal at the 2024 annual meeting of stockholders without inclusion of such proposal in the Corporation’s proxy materials or to nominate a director to stand for election at the 2024 annual meeting of stockholders are required to provide notice of such proposal or nomination to the Corporation no earlier than February 11, 2024 and no later than March 12, 2024 and must otherwise comply with the requirements set forth in our Bylaws. In addition to satisfying these, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 12, 2024.

The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

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HOUSEHOLDING OF PROXY MATERIALS

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits us to deliver a single copy of the notice, proxy statement and annual report to stockholders who have the same address and last name, unless we have received contrary instructions from such stockholders. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information you receive and reduce our printing and postage costs. We will promptly deliver a separate copy of the notice, proxy statement and annual report to any such stockholder upon written or oral request. A stockholder wishing to receive a separate notice, proxy statement or annual report can notify us at Dine Brands Global, Inc., Investor Relations, 10 West Walnut, Pasadena, California 91103, telephone: (866) 995-DINE. Similarly, stockholders currently receiving multiple copies of these documents can request the elimination of duplicate documents by contacting us as described above.

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OTHER BUSINESS

OTHER BUSINESS

As of the date of this proxy statement, the management of the Corporation is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

Christine K. Son

Senior Vice President, Legal, General Counsel and Secretary

March [●], 2023

Glendale, California

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APPENDIX A

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

This proxy statement includes references to the Corporation’s non-GAAP financial measure “adjusted EBITDA.” Management may use non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Additionally, adjusted EBITDA is a metric used in determining payouts under the Corporation’s annual cash incentive plan. Management believes that non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Corporation’s performance compared to prior periods and the marketplace. Adjusted EBITDA is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP.

Reconciliation of the Company’s net income to “adjusted EBITDA.” The Company defines adjusted EBITDA as net income or loss, adjusted for the effect of closure and impairment charges, interest charges, income tax provision or benefit, depreciation and amortization, non-cash stock-based compensation, gain or loss on disposition of assets, merger and acquisition costs, other non-income based taxes and other items deemed not reflective of current operations. Management may use certain non-GAAP measures along with the corresponding U.S. GAAP measures to evaluate the performance of the Company and to make certain business decisions.

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2022	2021	2022	2021

Net income, as reported	$11,351	$19,788	$81,111	$97,864

Closure and impairment charges	(31)	385	3,062	5,409

Interest charges on finance leases	849	1,246	4,519	5,397

All other interest charges	17,813	16,362	67,713	66,454

Income tax provision	8,009	8,691	33,674	24,059

Depreciation and amortization	9,073	9,882	37,918	39,851

Non-cash stock-based compensation	4,003	3,006	16,131	11,580

(Gain) loss on extinguishment of debt	(1,371)	17	(210)	34

Loss (gain) on disposition of assets	496	609	(2,536)	2,045

Merger and acquisition costs	5,052	—	6,027	—

Other	1,756	113	4,463	567

Adjusted EBITDA	$57,000	$60,099	$251,872	$253,260

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2023 PROXY STATEMENT
APPENDIX B

Appendix B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DINE BRANDS GLOBAL, INC.

Dine Brands Global, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify and by virtue of the General Corporation Law of the State of Delaware does hereby amend and restate the Certificate of Incorporation of the Corporation, which was originally filed on May 7, 1976, under the name “IHOP Corp.”:

FIRST: The name of the Corporation is Dine Brands Global, Inc. (hereinafter the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

FOURTH: The total number of shares which the Corporation shall have authority to issue is 50,000,000 shares, consisting of (a) 40,000,000 shares of common stock, par value $.01 per share (the “Common Stock”), and (b) 10,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).

The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Corporation or any series of any class of Preferred Stock:

(a)	the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof if different from the par value thereof;

(b)

whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may (i) be general or limited, (ii) subject to applicable law or regulation, including without limitation the rules of any securities exchange on which securities of any class of the Corporation may be listed, permit more than one vote per share, or (iii) vary among stockholders of the same class based upon such factors as the Board of Directors may determine including, without limitation, the size of a stockholder’s position and/or the length of time with respect to which such position has been held;

(c)

the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

(d)	whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e)

the amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f)

whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)

whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities (including Common Stock) and, if so, the

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2023 PROXY STATEMENT
APPENDIX B

price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same and any other terms and conditions of conversion or exchange;

(h)

the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

(i)

the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

(j)

the ranking (be it pari passu, junior or senior) of each class or series vis-a-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters; and

(k)

any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of this Restated Certificate of Incorporation, to the full extent permitted in accordance with the laws of the State of Delaware.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(a)	The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)	The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

(c)

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than 13 directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. No decrease in the number of directors shall shorten the term of any incumbent director. Directors shall be elected for a term expiring at the next annual meeting of stockholders after their election and each director shall hold office until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office; provided, however, that any director elected or appointed prior to the 2019 annual meeting of stockholders shall complete the term to which such director has been elected or appointed. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director appointed in accordance with the preceding sentence shall serve for a term expiring at the next annual meeting of stockholders after his or her appointment and shall hold office until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation, if any, shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto.

(d)	Directors of the Corporation may be removed by stockholders of the Corporation with or without cause.

(e)

No director or officer shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as it presently exists or may hereafter be amended from time to time. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any

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right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this Article FIFTH, paragraph (e), “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.

(f)

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing seventy-five percent (75%) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

SEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, if there be one, the President or the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or in the By-Laws of the Corporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation, provided, however, that subject to the powers and rights provided for herein with respect to Preferred Stock issued by the Corporation, if any, but notwithstanding anything else contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, rescind or repeal Article FOURTH, Article FIFTH, Article SIXTH, Article SEVENTH or this Article EIGHTH of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith.

The foregoing Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, Dine Brands Global, Inc. has caused this Amended and Restated Certificate of Incorporation to be duly executed in its corporate name on [            ], 2023 and this Amended and Restated Certificate of Incorporation shall become effective at 12 a.m. on [            ], 2023.

DINE BRANDS GLOBAL, INC.

By:
John W. Peyton
Chief Executive Officer

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DINE SM BRANDS VOTE ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Preliminary Proxy Card Subject to Completion Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 P.M., Eastern time, on May 10, 2023. Online Go to www.envisionreports.com/DIN or scan the QR code – login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DIN 2023 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommend a vote FOR all nominees and FOR 2, 3, 5, and 6, ONE YEAR on 4, AGAINST on 7. 1. To elect ten directors to serve until the next annual meeting of stockholders and to serve until their successors are elected and qualified: + For Against Abstain For Against Abstain For Against Abstain 01 - Howard M. Berk [    ] [    ] [    ] 02 - Susan M. Collyns [    ] [    ] [    ] 03 - Richard J. Dahl [    ] [    ] [    ] 04 - Michael C. Hyter [    ] [    ] [    ] 05 - Caroline W. Nahas [    ] [    ] [    ] 06 - Douglas M. Pasquale [    ] [    ] [    ] 07 - John W. Peyton [    ] [    ] [    ] 08 - Martha C. Poulter [    ] [    ] [    ] 09 - Arthur F. Starrs [    ] [    ] [    ] 10 - Lilian C. Tomovich [    ] [    ] [    ] For Against Abstain [    ] [    ] [    ] For Against Abstain [    ] [    ] [    ] 2. Ratification of the appointment of Ernst & Young LLP as the Corporation’s independent auditor for the fiscal year ending December 31, 2023. 3. Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers. 1 Year 2 Years 3 Years Abstain [    ] [    ] [    ] [    ] 4. Approval, on an advisory basis, of whether the advisory vote to approve the compensation of the Corporation’s named executive officers should be held every one, two or three years. 5. Approval of an amendment to the Dine Brands Global, Inc. Certificate of Incorporation (the “Charter”) to eliminate the supermajority stockholder approval requirement for amendments to specified bylaw provisions. [    ] [    ] [    ] 6. Approval of an amendment to the Charter to provide for the exculpation of officers as permitted by Delaware law. For Against Abstain [    ] [    ] [    ] 7. Stockholder proposal requesting that the Corporation produce a report relating to our cage-free egg commitment. [    ] [    ] [    ] C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 5 7 2 3 1 1 03SEUA

2023 Annual Meeting Admission Ticket 2023 Annual Meeting of Dine Brands Global Inc. Stockholders May 11, 2023, 8:00 a.m., CT 8700 State Line Rd. Leawood, KS 66206 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/DIN Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DIN IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Dine Brands Global, Inc. + Notice of 2023 Annual Meeting of Stockholders Preliminary Proxy Card Subject to Completion Proxy Solicited by Board of Directors for Annual Meeting – May 11, 2023 John W. Peyton and Christine K. Son, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dine Brands Global, Inc. to be held on May 11, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 5, and 6, ONE YEAR on item 4, AGAINST on item 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. C Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below.+